                                                                      EXHIBIT 99

                            GLOBAL STRUCTURED FINANCE

                              BOAMS 2003-A GROUP 3
                                   NET 5 ARMS

1. ORIGINAL BALANCE

       -----------------------------------------------------------------------------------------------------------------------------
                            NUMBER      AGGREGATE      PERCENT     AVERAGE                                  W.A.       W.A.
                              OF         CURRENT      OF LOANS     ORIGINAL   W.A.      W.A.      W.A.    ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL   BY PRINCIPAL  PRINCIPAL  GROSS     FICO     ORIGINAL  TERM TO    TERM TO   LOAN
       ORIGINAL BALANCE      LOANS       BALANCE       BALANCE     BALANCE   COUPON    SCORE       LTV    MATURITY   MATURITY  AGE
       -----------------------------------------------------------------------------------------------------------------------------
       250,001 - 350,000         13  $   4,392,903         3.64%  $ 337,928    5.539%      729     63.14%      360       356     4
       -----------------------------------------------------------------------------------------------------------------------------
       350,001 - 450,000         46     18,537,683        15.37     403,069    5.540       738     65.43       360       357     3
       -----------------------------------------------------------------------------------------------------------------------------
       450,001 - 550,000         37     18,192,430        15.09     491,716    5.558       732     62.28       360       356     4
       -----------------------------------------------------------------------------------------------------------------------------
       550,001 - 650,000         34     20,496,475        17.00     602,930    5.534       746     54.01       360       357     3
       -----------------------------------------------------------------------------------------------------------------------------
       650,001 - 750,000         32     22,624,813        18.76     707,105    5.506       735     56.42       360       356     4
       -----------------------------------------------------------------------------------------------------------------------------
       750,001 - 850,000         12      9,552,755         7.92     800,250    5.571       721     57.26       360       356     4
       -----------------------------------------------------------------------------------------------------------------------------
       850,001 - 950,000         10      8,857,050         7.35     885,705    5.611       733     63.64       360       356     4
       -----------------------------------------------------------------------------------------------------------------------------
       950,001 - 1,050,000       18     17,926,490        14.87     995,917    5.513       742     53.22       360       356     4
       -----------------------------------------------------------------------------------------------------------------------------
       Total:                   202  $ 120,580,599       100.00%  $ 597,234    5.539%      736     58.64%      360       356     4
       -----------------------------------------------------------------------------------------------------------------------------

Average: $597,234.06
Lowest: $324,000.00
Highest: $1,000,000.00
S.D.: $196,196.77

2. GROSS COUPON

       ---------------------------------------------------------------------------------------------------------------------
                      NUMBER    AGGREGATE        PERCENT     AVERAGE                               W.A.       W.A.
                        OF       CURRENT        OF LOANS     ORIGINAL   W.A.    W.A.     W.A.    ORIGINAL  REMAINING   W.A.
                     MORTGAGE   PRINCIPAL     BY PRINCIPAL  PRINCIPAL  GROSS    FICO   ORIGINAL  TERM TO    TERM TO    LOAN
       GROSS COUPON    LOANS     BALANCE         BALANCE     BALANCE   COUPON   SCORE    LTV     MATURITY   MATURITY   AGE
       ---------------------------------------------------------------------------------------------------------------------
       4.750               1   $     483,000        0.40%   $ 483,000    4.750%   749   70.00%      360         356       4
       ---------------------------------------------------------------------------------------------------------------------
       4.875               3       1,864,700        1.55      621,567    4.875    718   54.65       360         359       1
       ---------------------------------------------------------------------------------------------------------------------
       5.000               5       2,724,000        2.26      544,800    5.000    739   67.74       360         360       0
       ---------------------------------------------------------------------------------------------------------------------
       5.125              15      10,120,290        8.39      674,687    5.125    749   62.88       360         357       3
       ---------------------------------------------------------------------------------------------------------------------
       5.250              24      13,015,122       10.79      542,333    5.250    738   55.28       360         357       3
       ---------------------------------------------------------------------------------------------------------------------
       5.375              36      22,204,221       18.41      616,828    5.375    746   53.10       360         357       3
       ---------------------------------------------------------------------------------------------------------------------
       5.500              29      16,562,978       13.74      571,178    5.500    730   53.05       360         357       3
       ---------------------------------------------------------------------------------------------------------------------
       5.625              24      13,789,500       11.44      574,563    5.625    731   61.24       360         356       4
       ---------------------------------------------------------------------------------------------------------------------
       5.750              22      14,718,494       12.21      669,139    5.750    722   63.59       360         356       4
       ---------------------------------------------------------------------------------------------------------------------
       5.875              21      12,149,867       10.08      580,973    5.875    743   60.83       360         355       5
       ---------------------------------------------------------------------------------------------------------------------
       6.000              15       8,799,999        7.30      586,927    6.000    732   58.37       360         355       5
       ---------------------------------------------------------------------------------------------------------------------
       6.125               3       2,219,600        1.84      739,867    6.125    764   70.65       360         355       5
       ---------------------------------------------------------------------------------------------------------------------
       6.250               3       1,517,627        1.26      505,876    6.250    721   75.54       360         355       5
       ---------------------------------------------------------------------------------------------------------------------
       6.750               1         411,200        0.34      411,200    6.750    709   80.00       360         355       5
       ---------------------------------------------------------------------------------------------------------------------
       Total:            202   $ 120,580,599      100.00%   $ 597,234    5.539%   736   58.64%      360         356       4
       ---------------------------------------------------------------------------------------------------------------------

W.A.: 5.539%
Lowest: 4.750%
Highest: 6.750%
S.D.: 0.313%

3. CREDIT SCORE

       ------------------------------------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE      PERCENT     AVERAGE                                 W.A.       W.A.
                         OF         CURRENT      OF LOANS     ORIGINAL  W.A.      W.A.      W.A.    ORIGINAL  REMAINING   W.A.
                      MORTGAGE     PRINCIPAL   BY PRINCIPAL  PRINCIPAL  GROSS     FICO    ORIGINAL  TERM TO    TERM TO    LOAN
       CREDIT SCORE     LOANS       BALANCE       BALANCE     BALANCE   COUPON    SCORE     LTV     MATURITY   MATURITY   AGE
       ------------------------------------------------------------------------------------------------------------------------
       800 - 824           6    $   3,248,690        2.69%   $ 541,450    5.379%    806    62.88%      360         357       3
       ------------------------------------------------------------------------------------------------------------------------
       775 - 799          38       22,056,411       18.29      580,437    5.521     784    52.43       360         357       3
       ------------------------------------------------------------------------------------------------------------------------
       750 - 774          42       26,633,793       22.09      635,358    5.537     764    56.57       360         356       4
       ------------------------------------------------------------------------------------------------------------------------
       725 - 749          43       25,481,636       21.13      592,711    5.542     738    60.66       360         356       4
       ------------------------------------------------------------------------------------------------------------------------
       700 - 724          28       16,251,809       13.48      580,463    5.517     710    62.65       360         356       4
       ------------------------------------------------------------------------------------------------------------------------
       675 - 699          23       14,327,376       11.88      623,015    5.643     690    58.95       360         356       4
       ------------------------------------------------------------------------------------------------------------------------
       650 - 674          15        8,178,884        6.78      545,339    5.546     666    70.06       360         356       4
       ------------------------------------------------------------------------------------------------------------------------
       625 - 649           7        4,402,000        3.65      628,857    5.462     642    50.54       360         357       3
       ------------------------------------------------------------------------------------------------------------------------
       Total:            202    $ 120,580,599      100.00%   $ 597,234    5.539%    736    58.64%      360         356       4
       ------------------------------------------------------------------------------------------------------------------------

W.A.: 736
Lowest: 637
Highest: 811
S.D.: 43

4. INDEX

       ---------------------------------------------------------------------------------------------------------------------------
                          NUMBER     AGGREGATE       PERCENT     AVERAGE                                 W.A.       W.A.
                            OF        CURRENT       OF LOANS     ORIGINAL   W.A.     W.A.      W.A.    ORIGINAL  REMAINING   W.A.
                         MORTGAGE    PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS    FICO    ORIGINAL   TERM TO   TERM TO    LOAN
       INDEX               LOANS      BALANCE        BALANCE     BALANCE   COUPON   SCORE      LTV     MATURITY   MATURITY    AGE
       ---------------------------------------------------------------------------------------------------------------------------
       12 MO LIBOR            202  $ 120,580,599      100.00%   $ 597,234   5.539%     736    58.64%       360         356       4
       ---------------------------------------------------------------------------------------------------------------------------
       Total:                 202  $ 120,580,599      100.00%   $ 597,234   5.539%     736    58.64%       360         356       4
       ---------------------------------------------------------------------------------------------------------------------------

5. LOAN PURPOSE

       -------------------------------------------------------------------------------------------------------------------------
                          NUMBER      AGGREGATE       PERCENT     AVERAGE                              W.A.       W.A.
                            OF         CURRENT       OF LOANS     ORIGINAL   W.A.     W.A.    W.A.   ORIGINAL  REMAINING   W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS    FICO  ORIGINAL  TERM TO   TERM TO    LOAN
       LOAN PURPOSE        LOANS       BALANCE        BALANCE     BALANCE   COUPON   SCORE     LTV   MATURITY   MATURITY    AGE
       -------------------------------------------------------------------------------------------------------------------------
       R/T REFI               103   $  64,371,406        53.38%  $ 625,469    5.518%   738   53.61%     360         357       3
       -------------------------------------------------------------------------------------------------------------------------
       PURCHASE                58      34,734,903        28.81     598,975    5.611    738   73.83      360         356       4
       -------------------------------------------------------------------------------------------------------------------------
       C/O REFI                41      21,474,291        17.81     523,839    5.485    728   49.17      360         356       4
       -------------------------------------------------------------------------------------------------------------------------
       Total:                 202   $ 120,580,599       100.00%  $ 597,234    5.539%   736   58.64%     360         356       4
       -------------------------------------------------------------------------------------------------------------------------

6. PROPERTY TYPE

       ---------------------------------------------------------------------------------------------------------------------------
                         NUMBER      AGGREGATE       PERCENT     AVERAGE                                W.A.       W.A.
                           OF         CURRENT       OF LOANS     ORIGINAL   W.A.     W.A.     W.A.    ORIGINAL  REMAINING   W.A.
                        MORTGAGE     PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS    FICO   ORIGINAL   TERM TO   TERM TO    LOAN
       PROPERTY TYPE      LOANS       BALANCE        BALANCE     BALANCE   COUPON   SCORE      LTV    MATURITY   MATURITY    AGE
       ---------------------------------------------------------------------------------------------------------------------------
       2-Family                1   $     680,000         0.56%  $ 680,000    5.125%    739    80.00%      360         356       4
       ---------------------------------------------------------------------------------------------------------------------------
       Condominium            25      13,230,308        10.97     529,220    5.562     744    63.11       360         357       3
       ---------------------------------------------------------------------------------------------------------------------------
       PUD Attach              1         330,000         0.27     330,000    5.375     806    55.00       360         357       3
       ---------------------------------------------------------------------------------------------------------------------------
       PUD Detach             42      24,437,113        20.27     583,054    5.565     727    64.27       360         356       4
       ---------------------------------------------------------------------------------------------------------------------------
       SFR                   133      81,903,178        67.92     615,883    5.531     737    56.08       360         356       4
       ---------------------------------------------------------------------------------------------------------------------------
       Total:                202   $ 120,580,599       100.00%  $ 597,234    5.539%    736    58.64%      360         356       4
       ---------------------------------------------------------------------------------------------------------------------------

7. OCCUPANCY STATUS

       ----------------------------------------------------------------------------------------------------------------------------
                          NUMBER      AGGREGATE       PERCENT     AVERAGE                                 W.A.       W.A.
                            OF         CURRENT       OF LOANS     ORIGINAL   W.A.      W.A.     W.A.    ORIGINAL  REMAINING  W.A.
                         MORTGAGE     PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS     FICO   ORIGINAL   TERM TO   TERM TO   LOAN
       OCCUPANCY STATUS    LOANS       BALANCE        BALANCE     BALANCE   COUPON    SCORE      LTV    MATURITY   MATURITY   AGE
       ----------------------------------------------------------------------------------------------------------------------------
       Primary                184   $ 109,325,716       90.67%   $ 594,476   5.541%      734   58.23%       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       Secondary               18      11,254,883        9.33      625,424   5.517       756   62.65        360         357      3
       ----------------------------------------------------------------------------------------------------------------------------
       Total:                 202   $ 120,580,599      100.00%   $ 597,234   5.539%      736   58.64%       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------

8. GEOGRAPHIC DISTRIBUTION

       ----------------------------------------------------------------------------------------------------------------------------
                                 NUMBER     AGGREGATE      PERCENT       AVERAGE                            W.A.      W.A.
                                   OF        CURRENT      OF LOANS       ORIGINAL  W.A.   W.A.     W.A.   ORIGINAL REMAINING W.A.
                                MORTGAGE    PRINCIPAL   BY PRINCIPAL    PRINCIPAL  GROSS  FICO   ORIGINAL  TERM TO  TERM TO  LOAN
       GEOGRAPHIC DISTRIBUTION    LOANS      BALANCE       BALANCE       BALANCE  COUPON SCORE      LTV   MATURITY  MATURITY  AGE
       ----------------------------------------------------------------------------------------------------------------------------
       California                   139   $  83,515,162       69.26% $   600,894   5.549%   736    57.43%     360        356     4
       ----------------------------------------------------------------------------------------------------------------------------
       Florida                       20      11,006,817        9.13      550,350   5.551    725    62.47      360        357     3
       ----------------------------------------------------------------------------------------------------------------------------
       Georgia                        7       4,769,700        3.96      681,386   5.510    733    54.53      360        357     3
       ----------------------------------------------------------------------------------------------------------------------------
       Maryland                       7       4,014,960        3.33      573,566   5.327    754    55.15      360        358     2
       ----------------------------------------------------------------------------------------------------------------------------
       Virginia                       7       3,764,600        3.12      537,800   5.793    767    55.52      360        357     3
       ----------------------------------------------------------------------------------------------------------------------------
       Arizona                        4       2,135,300        1.77      533,825   5.458    696    62.78      360        358     2
       ----------------------------------------------------------------------------------------------------------------------------
       Colorado                       3       1,914,305        1.59      638,500   5.500    730    75.96      360        356     4
       ----------------------------------------------------------------------------------------------------------------------------
       Connecticut                    2       1,456,000        1.21      728,000   5.274    751    74.11      360        358     2
       ----------------------------------------------------------------------------------------------------------------------------
       Minnesota                      2       1,335,000        1.11      667,500   5.619    749    70.46      360        355     5
       ----------------------------------------------------------------------------------------------------------------------------
       Massachusetts                  2       1,047,000        0.87      523,500   5.375    758    61.69      360        359     1
       ----------------------------------------------------------------------------------------------------------------------------
       District of Columbia           1       1,000,000        0.83    1,000,000   5.375    754    58.82      360        356     4
       ----------------------------------------------------------------------------------------------------------------------------
       Oklahoma                       1         870,000        0.72      870,000   5.750    685    75.00      360        359     1
       ----------------------------------------------------------------------------------------------------------------------------
       Tennessee                      2         844,000        0.70      422,000   5.423    701    80.00      360        357     3
       ----------------------------------------------------------------------------------------------------------------------------
       Nevada                         1         785,555        0.65      835,800   5.875    763    36.34      360        355     5
       ----------------------------------------------------------------------------------------------------------------------------
       Rhode Island                   1         677,000        0.56      677,000   5.250    775    22.57      360        356     4
       ----------------------------------------------------------------------------------------------------------------------------
       Texas                          1         576,400        0.48      576,400   5.125    749    80.00      360        357     3
       ----------------------------------------------------------------------------------------------------------------------------
       Iowa                           1         452,000        0.37      452,000   5.625    784    80.00      360        355     5
       ----------------------------------------------------------------------------------------------------------------------------
       New Mexico                     1         416,800        0.35      416,800   5.500    747    80.00      360        357     3
       ----------------------------------------------------------------------------------------------------------------------------
       Total:                       202   $ 120,580,599      100.00% $   597,234   5.539%   736    58.64%     360        356     4
       ----------------------------------------------------------------------------------------------------------------------------

9. COUNTY DISTRIBUTION

       ----------------------------------------------------------------------------------------------------------------------------
                            NUMBER      AGGREGATE      PERCENT     AVERAGE                                W.A.       W.A.
                              OF         CURRENT      OF LOANS     ORIGINAL   W.A.      W.A.    W.A.    ORIGINAL  REMAINING   W.A.
                           MORTGAGE     PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS     FICO  ORIGINAL   TERM TO   TERM TO    LOAN
       COUNTY DISTRIBUTION   LOANS       BALANCE       BALANCE     BALANCE   COUPON    SCORE     LTV    MATURITY   MATURITY    AGE
       ----------------------------------------------------------------------------------------------------------------------------
       LOS ANGELES              28   $  17,800,777       14.76%  $ 635,750    5.497%     733    60.59%      360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       ORANGE                   21      11,508,663        9.54     548,057    5.585      718    62.54       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       SANTA CLARA              15      10,420,702        8.64     694,733    5.646      737    39.96       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       SAN FRANCISCO            13       8,394,000        6.96     645,692    5.532      749    57.13       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       SAN DIEGO                15       8,265,132        6.85     551,220    5.579      743    65.77       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       SAN MATEO                12       7,691,000        6.38     640,917    5.486      757    46.07       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       CONTRA COSTA             10       5,497,875        4.56     549,800    5.454      740    61.06       360         357      3
       ----------------------------------------------------------------------------------------------------------------------------
       FULTON                    5       3,503,200        2.91     700,640    5.570      739    55.06       360         357      3
       ----------------------------------------------------------------------------------------------------------------------------
       ALAMEDA                   7       3,397,100        2.82     485,300    5.523      741    69.37       360         356      4
       ----------------------------------------------------------------------------------------------------------------------------
       MARIN                     4       1,979,333        1.64     495,000    5.323      703    45.28       360         357      3
       ----------------------------------------------------------------------------------------------------------------------------
       Other                    72      42,122,819       34.93     585,812    5.540      735    62.33       360         357      3
       ----------------------------------------------------------------------------------------------------------------------------
       Total:                  202   $ 120,580,599      100.00%  $ 597,234    5.539%     736    58.64%      360         356      4
       ----------------------------------------------------------------------------------------------------------------------------

10. ORIGINAL LTV

       ---------------------------------------------------------------------------------------------------------------------
                       NUMBER     AGGREGATE      PERCENT     AVERAGE                               W.A.       W.A.
                         OF        CURRENT      OF LOANS     ORIGINAL   W.A.     W.A.     W.A.   ORIGINAL  REMAINING   W.A.
                      MORTGAGE    PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS    FICO   ORIGINAL  TERM TO   TERM TO    LOAN
       ORIGINAL LTV     LOANS      BALANCE       BALANCE     BALANCE   COUPON   SCORE      LTV   MATURITY   MATURITY    AGE
       ---------------------------------------------------------------------------------------------------------------------
       5.01 - 10.00         1  $     500,000        0.41%  $ 500,000    5.875%     749     8.26%     360         355      5
       ---------------------------------------------------------------------------------------------------------------------
       10.01 - 15.00        2      1,200,000        1.00     600,000    5.583      780    13.03      360         357      3
       ---------------------------------------------------------------------------------------------------------------------
       15.01 - 20.00        5      3,715,000        3.08     743,000    5.402      721    18.15      360         357      3
       ---------------------------------------------------------------------------------------------------------------------
       20.01 - 25.00        6      3,030,600        2.51     505,100    5.475      755    22.51      360         357      3
       ---------------------------------------------------------------------------------------------------------------------
       25.01 - 30.00       13      8,647,975        7.17     665,231    5.490      747    28.10      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       30.01 - 35.00        5      3,171,833        2.63     634,500    5.354      755    33.05      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       35.01 - 40.00        9      6,185,355        5.13     692,844    5.645      728    37.29      360         357      3
       ---------------------------------------------------------------------------------------------------------------------
       40.01 - 45.00        6      3,970,000        3.29     661,667    5.353      748    42.67      360         357      3
       ---------------------------------------------------------------------------------------------------------------------
       45.01 - 50.00       10      6,217,023        5.16     621,750    5.408      750    48.08      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       50.01 - 55.00       10      5,257,511        4.36     525,770    5.521      737    53.23      360         357      3
       ---------------------------------------------------------------------------------------------------------------------
       55.01 - 60.00       14      8,691,075        7.21     620,800    5.611      738    58.03      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       60.01 - 65.00       16     10,094,083        8.37     631,024    5.602      742    62.29      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       65.01 - 70.00       30     16,910,000       14.02     563,667    5.534      726    68.18      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       70.01 - 75.00       29     20,913,899       17.34     721,256    5.581      733    73.70      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       75.01 - 80.00       44     21,317,246       17.68     484,577    5.558      732    79.42      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       85.01 - 90.00        1        398,000        0.33     398,000    5.500      698    86.52      360         356      4
       ---------------------------------------------------------------------------------------------------------------------
       90.01 - 95.00        1        361,000        0.30     361,000    5.625      734    95.00      360         355      5
       ---------------------------------------------------------------------------------------------------------------------
       Total:             202  $ 120,580,599      100.00%  $ 597,234    5.539%     736    58.64%     360         356      4
       ---------------------------------------------------------------------------------------------------------------------

W.A.: 58.64%
Lowest: 8.26%
Highest: 95.00%
S.D.: 19.41%

11. ORIGINAL TERM

       ------------------------------------------------------------------------------------------------------------------------
                       NUMBER     AGGREGATE       PERCENT     AVERAGE                                W.A.       W.A.
                         OF        CURRENT       OF LOANS     ORIGINAL   W.A.     W.A.     W.A.    ORIGINAL  REMAINING   W.A.
                      MORTGAGE    PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS    FICO   ORIGINAL   TERM TO   TERM TO    LOAN
       ORIGINAL TERM    LOANS      BALANCE        BALANCE     BALANCE   COUPON   SCORE      LTV    MATURITY   MATURITY    AGE
       ------------------------------------------------------------------------------------------------------------------------
       360                 202  $ 120,580,599      100.00%   $ 597,234   5.539%     736   58.64%       360         356       4
       ------------------------------------------------------------------------------------------------------------------------
       Total:              202  $ 120,580,599      100.00%   $ 597,234   5.539%     736   58.64%       360         356       4
       ------------------------------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
S.D.: 0.0 months

12. DOCUMENTATION

       ------------------------------------------------------------------------------------------------------------------------
                        NUMBER    AGGREGATE        PERCENT     AVERAGE                                 W.A.       W.A.
                          OF       CURRENT        OF LOANS     ORIGINAL   W.A.       W.A.    W.A.    ORIGINAL  REMAINING  W.A.
                       MORTGAGE   PRINCIPAL     BY PRINCIPAL  PRINCIPAL   GROSS      FICO  ORIGINAL   TERM TO   TERM TO   LOAN
       DOCUMENTATION     LOANS     BALANCE         BALANCE     BALANCE   COUPON     SCORE     LTV    MATURITY   MATURITY   AGE
       ------------------------------------------------------------------------------------------------------------------------
       All Ready Home        1   $     593,000         0.49%  $ 593,000    5.750%     709   61.77%      360         358      2
       ------------------------------------------------------------------------------------------------------------------------
       Rapid                96      57,342,366        47.56     597,390    5.516      754   60.36       360         356      4
       ------------------------------------------------------------------------------------------------------------------------
       Reduced               7       3,155,000         2.62     450,714    5.717      756   52.49       360         356      4
       ------------------------------------------------------------------------------------------------------------------------
       Standard             98      59,490,233        49.34     607,590    5.549      718   57.29       360         356      4
       ------------------------------------------------------------------------------------------------------------------------
       Total:              202   $ 120,580,599       100.00%  $ 597,234    5.539%     736   58.64%      360         356      4
       ------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                              BOAMS 2003-A GROUP 4
                                    7/1 ARMS

1. ORIGINAL BALANCE

       --------------------------------------------------------------------------------------------------------------------------
                             NUMBER   AGGREGATE       PERCENT     AVERAGE                               W.A.       W.A.
                               OF      CURRENT       OF LOANS    ORIGINAL    W.A.     W.A.     W.A.   ORIGINAL  REMAINING  W.A.
                            MORTGAGE  PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS    FICO   ORIGINAL  TERM TO   TERM TO   LOAN
       ORIGINAL BALANCE       LOANS    BALANCE        BALANCE     BALANCE   COUPON   SCORE      LTV   MATURITY   MATURITY   AGE
       --------------------------------------------------------------------------------------------------------------------------
       250,001 - 350,000         18  $  6,052,716         9.34%  $ 336,696    5.563%    739    64.33%     360         359      1
       --------------------------------------------------------------------------------------------------------------------------
       350,001 - 450,000         50    20,007,832        30.89     400,425    5.743     742    64.76      360         359      1
       --------------------------------------------------------------------------------------------------------------------------
       450,001 - 550,000         31    15,440,455        23.84     499,642    5.721     749    62.24      353         352      1
       --------------------------------------------------------------------------------------------------------------------------
       550,001 - 650,000         23    13,512,364        20.86     587,861    5.725     747    59.86      360         359      1
       --------------------------------------------------------------------------------------------------------------------------
       650,001 - 750,000         10     6,867,351         10.6     687,313    5.665     729    60.85      360         359      1
       --------------------------------------------------------------------------------------------------------------------------
       850,001 - 950,000          1       934,975         1.44     936,000    5.500     752    69.96      360         359      1
       --------------------------------------------------------------------------------------------------------------------------
       950,001 - 1,050,000        2     1,960,000         3.03     980,000    5.811     730    53.67      360         360      0
       --------------------------------------------------------------------------------------------------------------------------
       Total:                   135  $ 64,775,694       100.00%  $ 480,449    5.707%    743    62.42%     358         358      1
       --------------------------------------------------------------------------------------------------------------------------

Average: $480,448.96
Lowest: $323,500.00
Highest: $1,000,000.00
S.D.: $127,939.25

2. GROSS COUPON

       ----------------------------------------------------------------------------------------------------------------
                      NUMBER    AGGREGATE     PERCENT     AVERAGE                              W.A.      W.A.
                        OF       CURRENT     OF LOANS    ORIGINAL   W.A.     W.A.     W.A.   ORIGINAL REMAINING  W.A.
                     MORTGAGE   PRINCIPAL  BY PRINCIPAL  PRINCIPAL  GROSS    FICO   ORIGINAL  TERM TO  TERM TO   LOAN
       GROSS COUPON    LOANS     BALANCE      BALANCE     BALANCE  COUPON   SCORE      LTV   MATURITY  MATURITY   AGE
       ----------------------------------------------------------------------------------------------------------------
       4.375               1  $    586,392        0.91%  $ 587,183   4.375%    743    76.84%     360        359      1
       ----------------------------------------------------------------------------------------------------------------
       4.500               1       439,421        0.68     440,000   4.500     775    67.69      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       4.750               1       342,688        0.53     343,120   4.750     750    80.00      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       4.875               4     1,713,768        2.65     428,675   4.875     724    69.81      360        360      0
       ----------------------------------------------------------------------------------------------------------------
       5.000               2       984,499        1.52     492,842   5.000     766    66.83      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       5.125               2       719,560        1.11     360,000   5.125     710    48.81      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       5.250               4     2,273,003        3.51     568,988   5.250     760    58.25      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       5.375               6     2,776,017        4.29     462,862   5.375     746    67.92      360        360      0
       ----------------------------------------------------------------------------------------------------------------
       5.500              12     5,905,696        9.12     492,500   5.500     738    60.25      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       5.625              20     9,106,488       14.06     455,754   5.625     753    57.87      360        360      0
       ----------------------------------------------------------------------------------------------------------------
       5.750              25    12,242,526       18.90     491,501   5.750     748    62.27      353        352      1
       ----------------------------------------------------------------------------------------------------------------
       5.875              26    12,834,310       19.81     493,969   5.875     747    58.47      358        357      1
       ----------------------------------------------------------------------------------------------------------------
       6.000              23    11,254,737       17.37     489,631   6.000     733    67.00      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       6.125               3     1,218,940        1.88     406,833   6.125     711    71.97      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       6.250               2     1,031,021        1.59     516,000   6.250     756    67.23      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       6.375               1       399,630        0.62     400,000   6.375     641    54.79      360        359      1
       ----------------------------------------------------------------------------------------------------------------
       6.500               1       430,000        0.66     430,000   6.500     792    79.63      360        360      0
       ----------------------------------------------------------------------------------------------------------------
       6.625               1       517,000        0.80     517,000   6.625     637    71.31      360        360      0
       ----------------------------------------------------------------------------------------------------------------
       Total:            135  $ 64,775,694      100.00%  $ 480,449   5.707%    743    62.42%     358        358      1
       ----------------------------------------------------------------------------------------------------------------

W.A.: 5.707%
Lowest: 4.375%
Highest: 6.625%
S.D.: 0.351%

3. CREDIT SCORE

       ---------------------------------------------------------------------------------------------------------------------
                      NUMBER    AGGREGATE      PERCENT     AVERAGE                                 W.A.       W.A.
                        OF       CURRENT      OF LOANS    ORIGINAL     W.A.     W.A.     W.A.    ORIGINAL  REMAINING  W.A.
                     MORTGAGE   PRINCIPAL   BY PRINCIPAL  PRINCIPAL    GROSS    FICO   ORIGINAL   TERM TO   TERM TO   LOAN
       CREDIT SCORE    LOANS     BALANCE       BALANCE     BALANCE    COUPON   SCORE      LTV    MATURITY   MATURITY   AGE
       ---------------------------------------------------------------------------------------------------------------------
       800 - 824           6   $  2,839,167         4.38%  $ 473,538   5.663%     807    48.28%      360         359      1
       ---------------------------------------------------------------------------------------------------------------------
       775 - 799          25     11,184,672        17.27     447,790   5.723      785    63.26       352         352      1
       ---------------------------------------------------------------------------------------------------------------------
       750 - 774          44     21,690,753        33.49     494,137   5.661      762    62.71       359         358      1
       ---------------------------------------------------------------------------------------------------------------------
       725 - 749          23     11,430,804        17.65     497,286   5.696      735    63.36       360         359      1
       ---------------------------------------------------------------------------------------------------------------------
       700 - 724          11      5,658,606         8.74     514,891   5.636      712    65.67       360         359      1
       ---------------------------------------------------------------------------------------------------------------------
       675 - 699          16      7,591,489        11.72     474,866   5.776      686    62.25       360         359      1
       ---------------------------------------------------------------------------------------------------------------------
       650 - 674           5      2,176,234         3.36     435,620   5.785      667    65.29       360         359      1
       ---------------------------------------------------------------------------------------------------------------------
       625 - 649           5      2,203,970         3.40     441,057   6.071      637    58.10       360         359      1
       ---------------------------------------------------------------------------------------------------------------------
       Total:            135   $ 64,775,694       100.00%  $ 480,449   5.707%     743    62.42%      358         358      1
       ---------------------------------------------------------------------------------------------------------------------

W.A.: 743
Lowest: 628
Highest: 812
S.D.: 43

4. INDEX

       ---------------------------------------------------------------------------------------------------------------------
                      NUMBER    AGGREGATE       PERCENT     AVERAGE                                W.A.       W.A.
                        OF       CURRENT       OF LOANS    ORIGINAL    W.A.      W.A.    W.A.    ORIGINAL  REMAINING   W.A.
                     MORTGAGE   PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS     FICO  ORIGINAL   TERM TO   TERM TO    LOAN
       INDEX           LOANS     BALANCE        BALANCE     BALANCE   COUPON    SCORE    LTV     MATURITY   MATURITY   AGE
       ---------------------------------------------------------------------------------------------------------------------
       12 MO LIBOR        135   $ 64,775,694     100.00%   $ 480,449   5.707%     743   62.42%       358         358      1
       ---------------------------------------------------------------------------------------------------------------------
       Total:             135   $ 64,775,694     100.00%   $ 480,449   5.707%     743   62.42%       358         358      1
       ---------------------------------------------------------------------------------------------------------------------

5. LOAN PURPOSE

       ------------------------------------------------------------------------------------------------------------------------
                      NUMBER    AGGREGATE      PERCENT      AVERAGE                                 W.A.       W.A.
                        OF       CURRENT      OF LOANS     ORIGINAL    W.A.      W.A.     W.A.    ORIGINAL  REMAINING    W.A.
                     MORTGAGE   PRINCIPAL   BY PRINCIPAL   PRINCIPAL   GROSS     FICO   ORIGINAL   TERM TO   TERM TO     LOAN
       LOAN PURPOSE    LOANS     BALANCE       BALANCE      BALANCE   COUPON    SCORE      LTV    MATURITY   MATURITY     AGE
       -----------------------------------------------------------------------------------------------------------------------
       R/T REFI           77   $ 36,936,248        57.02%  $ 480,038   5.727%     745    59.70%      358         357        1
       -----------------------------------------------------------------------------------------------------------------------
       C/O REFI           33     16,160,581        24.95     490,150   5.773      737    57.65       358         358        1
       -----------------------------------------------------------------------------------------------------------------------
       PURCHASE           25     11,678,866        18.03     468,911   5.555      745    77.64       360         359        1
       -----------------------------------------------------------------------------------------------------------------------
       Total:            135   $ 64,775,694       100.00%  $ 480,449   5.707%     743    62.42%      358         358        1
       -----------------------------------------------------------------------------------------------------------------------

6. PROPERTY TYPE

       ------------------------------------------------------------------------------------------------------------------------
                       NUMBER     AGGREGATE       PERCENT     AVERAGE                                 W.A.       W.A.
                         OF        CURRENT       OF LOANS    ORIGINAL    W.A.      W.A.     W.A.    ORIGINAL  REMAINING   W.A.
                      MORTGAGE    PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS     FICO   ORIGINAL   TERM TO   TERM TO    LOAN
       PROPERTY TYPE    LOANS      BALANCE        BALANCE     BALANCE   COUPON    SCORE      LTV    MATURITY   MATURITY    AGE
       ------------------------------------------------------------------------------------------------------------------------
       2-Family             2    $  1,385,784         2.14%  $ 693,575    6.059%     746    60.32%      360         359       1
       ------------------------------------------------------------------------------------------------------------------------
       Condominium          3       1,119,403         1.73     373,500    5.933      742    65.33       360         359       1
       ------------------------------------------------------------------------------------------------------------------------
       PUD Attach           1         440,000         0.68     440,000    5.875      720    78.57       360         360       0
       ------------------------------------------------------------------------------------------------------------------------
       PUD Detach          25      11,640,837        17.97     466,145    5.658      747    64.76       360         359       1
       ------------------------------------------------------------------------------------------------------------------------
       SFR                104      50,189,670        77.48     483,263    5.703      742    61.73       358         357       1
       ------------------------------------------------------------------------------------------------------------------------
       Total:             135    $ 64,775,694       100.00%  $ 480,449    5.707%     743    62.42%      358         358       1
       ------------------------------------------------------------------------------------------------------------------------

7. OCCUPANCY STATUS

       ------------------------------------------------------------------------------------------------------------------------
                         NUMBER     AGGREGATE       PERCENT      AVERAGE                               W.A.       W.A.
                           OF        CURRENT       OF LOANS     ORIGINAL    W.A.     W.A.     W.A.   ORIGINAL  REMAINING  W.A.
                        MORTGAGE    PRINCIPAL    BY PRINCIPAL   PRINCIPAL   GROSS    FICO   ORIGINAL  TERM TO   TERM TO   LOAN
       OCCUPANCY STATUS   LOANS      BALANCE        BALANCE      BALANCE   COUPON   SCORE      LTV   MATURITY   MATURITY   AGE
       ------------------------------------------------------------------------------------------------------------------------
       Primary              129    $ 61,875,267        95.52%   $ 480,303    5.699%   743    62.47%     358         357      1
       ------------------------------------------------------------------------------------------------------------------------
       Secondary              4       2,100,797         3.24      525,375    5.773    766    62.13      360         360      0
       ------------------------------------------------------------------------------------------------------------------------
       Investor               2         799,630         1.23      400,000    6.187    661    59.71      360         360      0
       ------------------------------------------------------------------------------------------------------------------------
       Total:               135    $ 64,775,694       100.00%   $ 480,449    5.707%   743    62.42%     358         358      1
       ------------------------------------------------------------------------------------------------------------------------

8. GEOGRAPHIC DISTRIBUTION

       --------------------------------------------------------------------------------------------------------------------------
                                 NUMBER    AGGREGATE      PERCENT     AVERAGE                           W.A.       W.A.
                                   OF       CURRENT      OF LOANS    ORIGINAL    W.A.   W.A.   W.A.   ORIGINAL  REMAINING   W.A.
                                MORTGAGE   PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS  FICO ORIGINAL  TERM TO   TERM TO    LOAN
       GEOGRAPHIC DISTRIBUTION    LOANS     BALANCE       BALANCE     BALANCE   COUPON  CORE    LTV   MATURITY   MATURITY    AGE
       --------------------------------------------------------------------------------------------------------------------------
       California                     80  $ 39,164,994      60.46%  $ 489,973    5.771% 743   59.98%     360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       Georgia                         8     3,783,352       5.84     473,303    5.538  734   72.05      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       Maryland                        6     2,820,016       4.35     470,284    5.578  767   68.03      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       Virginia                        6     2,560,174       3.95     427,031    5.459  712   69.46      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       Florida                         5     2,493,603       3.85     499,160    5.625  736   69.40      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       North Carolina                  4     2,242,025       3.46     560,651    5.523  747   63.59      322         321       0
       --------------------------------------------------------------------------------------------------------------------------
       District of Columbia            4     1,744,938       2.69     436,426    5.863  731   61.28      360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Nevada                          3     1,573,418       2.43     524,833    6.000  759   71.84      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       Missouri                        3     1,430,162       2.21     476,833    5.599  736   47.95      360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Oregon                          2     1,198,218       1.85     600,000    5.450  742   50.03      360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Texas                           3       986,135       1.52     328,967    5.333  742   77.48      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       New Jersey                      2       865,786       1.34     432,893    5.572  710   62.35      360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Massachusetts                   2       852,254       1.32     426,500    5.849  756   63.15      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       Kansas                          1       499,426       0.77     500,000    5.250  776   80.00      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       Utah                            1       475,000       0.73     475,000    5.750  768   43.18      360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Arizona                         1       471,000       0.73     471,000    5.875  773   61.57      300         300       0
       --------------------------------------------------------------------------------------------------------------------------
       New York                        1       455,046       0.70     455,046    5.750  774   56.88      360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Pennsylvania                    1       418,310       0.65     454,400    5.750  763   80.00      360         358       2
       --------------------------------------------------------------------------------------------------------------------------
       Oklahoma                        1       374,867       0.58     375,250    5.875  696   95.00      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       South Carolina                  1       366,970       0.57     366,970    5.375  788   52.42      360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Total:                        135  $ 64,775,694     100.00%  $ 480,449    5.707% 743   62.42%     358         358       1
       --------------------------------------------------------------------------------------------------------------------------

9. COUNTY DISTRIBUTION

       --------------------------------------------------------------------------------------------------------------------------
                            NUMBER   AGGREGATE      PERCENT     AVERAGE                                W.A.       W.A.
                              OF      CURRENT      OF LOANS    ORIGINAL    W.A.     W.A.     W.A.    ORIGINAL  REMAINING   W.A.
                           MORTGAGE  PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS    FICO   ORIGINAL   TERM TO   TERM TO    LOAN
       COUNTY DISTRIBUTION   LOANS    BALANCE       BALANCE     BALANCE   COUPON   SCORE      LTV    MATURITY   MATURITY    AGE
       --------------------------------------------------------------------------------------------------------------------------
       LOS ANGELES              26  $ 12,632,921       19.50%  $ 486,380    5.717%    723    60.54%      360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       SAN FRANCISCO             7     4,241,261        6.55     606,307    5.940     731    60.36       360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       SANTA CLARA               8     3,809,712        5.88     476,565    5.795     733    51.45       360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       ORANGE                    8     3,517,941        5.43     440,390    5.742     763    53.03       360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       SAN MATEO                 7     3,240,452        5.00     462,973    5.868     776    68.73       360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       CONTRA COSTA              5     2,859,604        4.41     572,394    5.707     767    63.02       360         359       1
       --------------------------------------------------------------------------------------------------------------------------
       DIST OF COLUMBIA          4     1,744,938        2.69     436,426    5.863     731    61.28       360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       FULTON                    3     1,498,100        2.31     499,367    5.487     764    75.62       360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       SANTA CRUZ                3     1,487,303        2.30     496,000    5.735     713    66.87       360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       ST. LOUIS                 3     1,430,162        2.21     476,833    5.599     736    47.95       360         360       0
       --------------------------------------------------------------------------------------------------------------------------
       Other                    61    28,313,300       43.71     465,080    5.640     748    65.30       356         355       1
       --------------------------------------------------------------------------------------------------------------------------
       Total:                  135  $ 64,775,694      100.00%  $ 480,449    5.707%    743    62.42%      358         358       1
       --------------------------------------------------------------------------------------------------------------------------

10. ORIGINAL LTV

       ----------------------------------------------------------------------------------------------------------------------
                       NUMBER     AGGREGATE      PERCENT     AVERAGE                                 W.A.       W.A.
                         OF        CURRENT      OF LOANS    ORIGINAL     W.A.      W.A.    W.A.    ORIGINAL  REMAINING  W.A.
                      MORTGAGE    PRINCIPAL   BY PRINCIPAL  PRINCIPAL    GROSS     FICO  ORIGINAL   TERM TO   TERM TO   LOAN
       ORIGINAL LTV     LOANS      BALANCE       BALANCE     BALANCE    COUPON    SCORE     LTV    MATURITY   MATURITY   AGE
       ----------------------------------------------------------------------------------------------------------------------
       20.01 - 25.00        3    $  1,199,273         1.85%  $ 400,192    5.548%    771   23.00%      360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       25.01 - 30.00        3       1,271,496         1.96     424,172    5.608     732   28.44       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       30.01 - 35.00        1         700,000         1.08     700,000    5.250     754   31.11       360         360      0
       ----------------------------------------------------------------------------------------------------------------------
       35.01 - 40.00        3       1,673,174         2.58     558,089    5.665     736   38.14       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       40.01 - 45.00        9       4,984,857         7.70     554,136    5.723     755   42.45       360         360      0
       ----------------------------------------------------------------------------------------------------------------------
       45.01 - 50.00        6       3,467,191         5.35     578,817    5.874     735   47.63       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       50.01 - 55.00       12       4,831,324         7.46     402,855    5.759     738   52.49       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       55.01 - 60.00       13       6,498,869        10.03     500,300    5.693     740   57.44       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       60.01 - 65.00       14       6,771,002        10.45     484,077    5.747     745   62.82       343         342      1
       ----------------------------------------------------------------------------------------------------------------------
       65.01 - 70.00       26      13,516,650        20.87     520,229    5.750     742   68.54       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       70.01 - 75.00       13       5,594,022         8.64     430,550    5.750     738   72.75       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       75.01 - 80.00       30      13,400,251        20.69     448,158    5.612     745   78.85       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       80.01 - 85.00        1         492,718         0.76     494,800    5.750     761   80.06       360         356      4
       ----------------------------------------------------------------------------------------------------------------------
       90.01 - 95.00        1         374,867         0.58     375,250    5.875     696   95.00       360         359      1
       ----------------------------------------------------------------------------------------------------------------------
       Total:             135    $ 64,775,694       100.00%  $ 480,449     5.71%    743   62.42%      358         358      1
       ----------------------------------------------------------------------------------------------------------------------

W.A.: 62.42%
Lowest: 22.82%
Highest: 95.00%
S.D.: 14.84%

11. ORIGINAL TERM

       -------------------------------------------------------------------------------------------------------------------
                       NUMBER    AGGREGATE       PERCENT      AVERAGE                              W.A.       W.A.
                         OF       CURRENT       OF LOANS     ORIGINAL    W.A.    W.A.    W.A.    ORIGINAL  REMAINING W.A.
                      MORTGAGE   PRINCIPAL    BY PRINCIPAL   PRINCIPAL   GROSS   FICO  ORIGINAL   TERM TO   TERM TO  LOAN
       ORIGINAL TERM    LOANS     BALANCE        BALANCE      BALANCE   COUPON  SCORE     LTV    MATURITY   MATURITY  AGE
       -------------------------------------------------------------------------------------------------------------------
       180                   1  $    478,300       0.74%   $ 478,300    5.750%    797   64.20%      180         180     0
       -------------------------------------------------------------------------------------------------------------------
       300                   1       471,000       0.73      471,000    5.875     773   61.57       300         300     0
       -------------------------------------------------------------------------------------------------------------------
       360                 133    63,826,394      98.53      480,536    5.706     742   62.41       360         359     1
       -------------------------------------------------------------------------------------------------------------------
       Total:              135  $ 64,775,694     100.00%   $ 480,449    5.707%    743   62.42%      358         358     1
       -------------------------------------------------------------------------------------------------------------------

W.A.: 358.2 months
Lowest: 180 months
Highest: 360 months
S.D.: 16.3 months

12. DOCUMENTATION

       --------------------------------------------------------------------------------------------------------------------
                        NUMBER     AGGREGATE     PERCENT     AVERAGE                               W.A.       W.A.
                          OF        CURRENT     OF LOANS    ORIGINAL    W.A.     W.A.    W.A.    ORIGINAL  REMAINING  W.A.
                       MORTGAGE    PRINCIPAL  BY PRINCIPAL  PRINCIPAL   GROSS    FICO  ORIGINAL   TERM TO   TERM TO   LOAN
       DOCUMENTATION     LOANS      BALANCE      BALANCE     BALANCE   COUPON   SCORE     LTV    MATURITY   MATURITY   AGE
       --------------------------------------------------------------------------------------------------------------------
       All Ready Home        4   $  2,369,749        3.66%  $ 592,701    5.848%   739   62.82%      360         360      0
       --------------------------------------------------------------------------------------------------------------------
       Rapid                30     14,753,958       22.78     492,234    5.643    754   63.98       360         359      1
       --------------------------------------------------------------------------------------------------------------------
       Reduced              62     28,131,449       43.43     454,647    5.694    760   61.42       356         355      1
       --------------------------------------------------------------------------------------------------------------------
       Standard             39     19,520,538       30.14     500,889    5.758    710   62.64       360         359      1
       --------------------------------------------------------------------------------------------------------------------
       Total:              135   $ 64,775,694      100.00%  $ 480,449    5.707%   743   62.42%      358         358      1
       --------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                   BOAMS 2003-A GROUP 1 (3/1 ARMS)
                      CA ZIP CODE CONCENTRATION

       ------------------------------------------------------
          CONCENTRATION            BALANCE     % OF CA LOANS
       ------------------------------------------------------
          Northern CA         $ 47,774,606             62.77%
          Southern CA           28,330,551             37.23
                         ------------------------------------
          Total               $ 76,105,157            100.00%

 ** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                         BOAMS 2003-A GROUP 1 (3/1 ARMS)
                           N-CA ZIP CODE CONCENTRATION

          -------------------------------------------------------------
                                                            % OF TOTAL
             ZIP                          BALANCE             BALANCE
          -------------------------------------------------------------
          94022                             2,643,813             5.53
          -------------------------------------------------------------
          95014                             1,912,540             4.00
          -------------------------------------------------------------
          94087                             1,613,529             3.38
          -------------------------------------------------------------
          95138                             1,548,110             3.24
          -------------------------------------------------------------
          95120                             1,442,931             3.02
          -------------------------------------------------------------
          94566                             1,314,250             2.75
          -------------------------------------------------------------
          94014                             1,298,438             2.72
          -------------------------------------------------------------
          94024                             1,287,199             2.69
          -------------------------------------------------------------
          95117                             1,186,624             2.48
          -------------------------------------------------------------
          94062                             1,182,447             2.48
          -------------------------------------------------------------
          94010                             1,157,635             2.42
          -------------------------------------------------------------
          94306                             1,140,604             2.39
          -------------------------------------------------------------
          94303                             1,139,115             2.38
          -------------------------------------------------------------
          95129                             1,088,810             2.28
          -------------------------------------------------------------
          94507                             1,000,000             2.09
          -------------------------------------------------------------
          93908                               992,778             2.08
          -------------------------------------------------------------
          96150                               950,000             1.99
          -------------------------------------------------------------
          94598                               940,000             1.97
          -------------------------------------------------------------
          94002                               915,822             1.92
          -------------------------------------------------------------
          94704                               868,093             1.82
          -------------------------------------------------------------
          95130                               854,311             1.79
          -------------------------------------------------------------
          95135                               837,425             1.75
          -------------------------------------------------------------
          94538                               751,950             1.57
          -------------------------------------------------------------
          95070                               741,587             1.55
          -------------------------------------------------------------
          94134                               719,115             1.51
          -------------------------------------------------------------
          95125                               700,000             1.47
          -------------------------------------------------------------
          93923                               704,172             1.47
          -------------------------------------------------------------
          94550                               647,940             1.36
          -------------------------------------------------------------
          94040                               640,000             1.34
          -------------------------------------------------------------
          95148                               600,000             1.26
          -------------------------------------------------------------
          94118                               576,000             1.21
          -------------------------------------------------------------
          94086                               570,706             1.19
          -------------------------------------------------------------
          94954                               550,000             1.15
          -------------------------------------------------------------
          94109                               547,295             1.15
          -------------------------------------------------------------
          95476                               523,426             1.10
          -------------------------------------------------------------
          94901                               509,358             1.07
          -------------------------------------------------------------
          94502                               509,787             1.07
          -------------------------------------------------------------
          94559                               505,378             1.06
          -------------------------------------------------------------
          94930                               500,000             1.05
          -------------------------------------------------------------
          94065                               484,431             1.01
          -------------------------------------------------------------
          95124                               478,411             1.00
          -------------------------------------------------------------
          94526                               459,434             0.96
          -------------------------------------------------------------
          95361                               450,000             0.94
          -------------------------------------------------------------
          95118                               449,407             0.94
          -------------------------------------------------------------
          94931                               450,911             0.94
          -------------------------------------------------------------
          94510                               435,451             0.91
          -------------------------------------------------------------
          95054                               428,000             0.90
          -------------------------------------------------------------
          94404                               424,489             0.89
          -------------------------------------------------------------
          94401                               424,000             0.89
          -------------------------------------------------------------
          94043                               420,000             0.88
          -------------------------------------------------------------
          93907                               419,495             0.88
          -------------------------------------------------------------
          95035                               409,000             0.86
          -------------------------------------------------------------
          95037                               408,000             0.85
          -------------------------------------------------------------
          95928                               399,497             0.84
          -------------------------------------------------------------
          94941                               400,000             0.84
          -------------------------------------------------------------
          95076                               389,250             0.81
          -------------------------------------------------------------
          95401                               379,574             0.79
          -------------------------------------------------------------
          94110                               379,200             0.79
          -------------------------------------------------------------
          95436                               367,597             0.77
          -------------------------------------------------------------
          94037                               364,581             0.76
          -------------------------------------------------------------
          95123                               360,000             0.75
          -------------------------------------------------------------
          95122                               331,592             0.69
          -------------------------------------------------------------
          94547                               327,097             0.68
          -------------------------------------------------------------
          93955                               324,000             0.68
          -------------------------------------------------------------
          Total:                         $ 47,774,606           100.00%
          -------------------------------------------------------------

Top

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                         BOAMS 2003-A GROUP 2 (5/1 ARMS)
                            CA ZIP CODE CONCENTRATION

          ------------------------------------------------------------
             CONCENTRATION                  BALANCE      % OF CA LOANS
          ------------------------------------------------------------
          Northern CA                 $ 262,866,127             64.03%
          Southern CA                   147,690,016             35.97
                             -----------------------------------------
          Total                       $ 410,556,144            100.00%

    ** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                   BOAMS 2003-A GROUP 2 (5/1 ARMS)
                     N-CA ZIP CODE CONCENTRATION

          ------------------------------------------------
                                                % OF TOTAL
             ZIP               BALANCE             BALANCE
          ------------------------------------------------
          95014                   11,403,998         4.34
          ------------------------------------------------
          94583                    6,160,308         2.34
          ------------------------------------------------
          94010                    5,565,742         2.12
          ------------------------------------------------
          95070                    5,558,874         2.11
          ------------------------------------------------
          94070                    5,351,274         2.04
          ------------------------------------------------
          94539                    5,350,167         2.04
          ------------------------------------------------
          94550                    5,110,139         1.94
          ------------------------------------------------
          95120                    4,672,272         1.78
          ------------------------------------------------
          94506                    4,241,812         1.61
          ------------------------------------------------
          95032                    3,960,669         1.51
          ------------------------------------------------
          94024                    3,943,779         1.50
          ------------------------------------------------
          94065                    3,791,725         1.44
          ------------------------------------------------
          94107                    3,761,782         1.43
          ------------------------------------------------
          95020                    3,592,336         1.37
          ------------------------------------------------
          95008                    3,392,656         1.29
          ------------------------------------------------
          95054                    3,254,886         1.24
          ------------------------------------------------
          94062                    3,191,792         1.21
          ------------------------------------------------
          94117                    3,185,338         1.21
          ------------------------------------------------
          95125                    3,168,642         1.21
          ------------------------------------------------
          94022                    3,127,876         1.19
          ------------------------------------------------
          94901                    3,066,912         1.17
          ------------------------------------------------
          94558                    2,962,654         1.13
          ------------------------------------------------
          95135                    2,815,972         1.07
          ------------------------------------------------
          94109                    2,734,845         1.04
          ------------------------------------------------
          94118                    2,719,530         1.03
          ------------------------------------------------
          94566                    2,668,590         1.02
          ------------------------------------------------
          94403                    2,654,037         1.01
          ------------------------------------------------
          94303                    2,477,099         0.94
          ------------------------------------------------
          95003                    2,417,429         0.92
          ------------------------------------------------
          95129                    2,276,324         0.87
          ------------------------------------------------
          95035                    2,228,816         0.85
          ------------------------------------------------
          95124                    2,209,467         0.84
          ------------------------------------------------
          94611                    2,174,592         0.83
          ------------------------------------------------
          94306                    2,148,055         0.82
          ------------------------------------------------
          94941                    2,059,309         0.78
          ------------------------------------------------
          95746                    2,041,413         0.78
          ------------------------------------------------
          94086                    2,023,933         0.77
          ------------------------------------------------
          95476                    2,027,782         0.77
          ------------------------------------------------
          95148                    1,977,165         0.75
          ------------------------------------------------
          94131                    1,944,875         0.74
          ------------------------------------------------
          94025                    1,925,058         0.73
          ------------------------------------------------
          94116                    1,920,976         0.73
          ------------------------------------------------
          94041                    1,888,506         0.72
          ------------------------------------------------
          94114                    1,751,058         0.67
          ------------------------------------------------
          95118                    1,732,727         0.66
          ------------------------------------------------
          95404                    1,674,772         0.64
          ------------------------------------------------
          93923                    1,662,754         0.63
          ------------------------------------------------
          94574                    1,654,000         0.63
          ------------------------------------------------
          94536                    1,624,519         0.62
          ------------------------------------------------
          95403                    1,586,646         0.60
          ------------------------------------------------
          94015                    1,530,310         0.58
          ------------------------------------------------
          94568                    1,521,144         0.58
          ------------------------------------------------
          95051                    1,519,708         0.58
          ------------------------------------------------
          95123                    1,501,228         0.57
          ------------------------------------------------
          94002                    1,448,540         0.55
          ------------------------------------------------
          94014                    1,432,860         0.55
          ------------------------------------------------
          95030                    1,449,991         0.55
          ------------------------------------------------
          95037                    1,444,562         0.55
          ------------------------------------------------
          94087                    1,422,310         0.54
          ------------------------------------------------
          94507                    1,389,446         0.53
          ------------------------------------------------
          94559                    1,404,113         0.53
          ------------------------------------------------
          96161                    1,390,984         0.53
          ------------------------------------------------
          94040                    1,364,042         0.52
          ------------------------------------------------
          95121                    1,360,038         0.52
          ------------------------------------------------
          Other                   85,850,969        32.66
          ------------------------------------------------
          Total:               $ 262,866,127          100
          ------------------------------------------------

[LOGO OF BANC OF AMERICA SECURITIES]

                         BOAMS 2003-A GROUP 2 (5/1 ARMS)
                             ZIP CODE CONCENTRATION

      ---------------------------------------------------------------------
                                        AGGREGATE              PERCENT
                                         CURRENT               OF LOANS
                                        PRINCIPAL            BY PRINCIPAL
      ZIP CODE CONCENTRATION             BALANCE               BALANCE
      ---------------------------------------------------------------------
      95014                            $  11,403,998               1.96%
      ---------------------------------------------------------------------
      92130                                9,406,057               1.62
      ---------------------------------------------------------------------
      94583                                6,160,308               1.06
      ---------------------------------------------------------------------
      94010                                5,565,742               0.96
      ---------------------------------------------------------------------
      95070                                5,558,874               0.96
      ---------------------------------------------------------------------
      94070                                5,351,274               0.92
      ---------------------------------------------------------------------
      94539                                5,350,167               0.92
      ---------------------------------------------------------------------
      94550                                5,110,139               0.88
      ---------------------------------------------------------------------
      95120                                4,672,272               0.80
      ---------------------------------------------------------------------
      94506                                4,241,812               0.73
      ---------------------------------------------------------------------
      92677                                4,000,758               0.69
      ---------------------------------------------------------------------
      95032                                3,960,669               0.68
      ---------------------------------------------------------------------
      94024                                3,943,779               0.68
      ---------------------------------------------------------------------
      94065                                3,791,725               0.65
      ---------------------------------------------------------------------
      94107                                3,761,782               0.65
      ---------------------------------------------------------------------
      92131                                3,656,421               0.63
      ---------------------------------------------------------------------
      95020                                3,592,336               0.62
      ---------------------------------------------------------------------
      92009                                3,498,771               0.60
      ---------------------------------------------------------------------
      95008                                3,392,656               0.58
      ---------------------------------------------------------------------
      92651                                3,278,079               0.56
      ---------------------------------------------------------------------
      95054                                3,254,886               0.56
      ---------------------------------------------------------------------
      94062                                3,191,792               0.55
      ---------------------------------------------------------------------
      94117                                3,185,338               0.55
      ---------------------------------------------------------------------
      95125                                3,168,642               0.54
      ---------------------------------------------------------------------
      94022                                3,127,876               0.54
      ---------------------------------------------------------------------
      94901                                3,066,912               0.53
      ---------------------------------------------------------------------
      94558                                2,962,654               0.51
      ---------------------------------------------------------------------
      Other                              459,774,444              79.08
      ---------------------------------------------------------------------
      Total:                           $ 581,430,162             100.00%
      ---------------------------------------------------------------------

Banc of America Securities LLC

[LOGO OF BANC OF AMERICA SECURITIES]

                         BOAMS 2003-A GROUP 4 (7/1 ARMS)
                            CA ZIP CODE CONCENTRATION

      ---------------------------------------------------------------------
      CONCENTRATION                       BALANCE          % OF CA LOANS
      ---------------------------------------------------------------------
      Northern CA                    $ 20,162,557                  51.48%
      Southern CA                      19,002,437                  48.52
                             ----------------------------------------------
      Total                          $ 39,164,994                 100.00%

** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                         BOAMS 2003-A GROUP 4 (7/1 ARMS)
                           N-CA ZIP CODE CONCENTRATION

        --------------------------------------------------------------
                                                           % OF TOTAL
            ZIP                      BALANCE                 BALANCE
        --------------------------------------------------------------
        94507                            1,468,684               7.28
        --------------------------------------------------------------
        94131                            1,401,702               6.95
        --------------------------------------------------------------
        94404                            1,061,110               5.26
        --------------------------------------------------------------
        94117                              960,000               4.76
        --------------------------------------------------------------
        95060                              699,303               3.47
        --------------------------------------------------------------
        94118                              679,355               3.37
        --------------------------------------------------------------
        94025                              675,000               3.35
        --------------------------------------------------------------
        94549                              650,000               3.22
        --------------------------------------------------------------
        94022                              632,220               3.14
        --------------------------------------------------------------
        94550                              613,000               3.04
        --------------------------------------------------------------
        94960                              560,000               2.78
        --------------------------------------------------------------
        95356                              559,429               2.77
        --------------------------------------------------------------
        95032                              531,458               2.64
        --------------------------------------------------------------
        95020                              519,457               2.58
        --------------------------------------------------------------
        94925                              518,471               2.57
        --------------------------------------------------------------
        95125                              517,000               2.56
        --------------------------------------------------------------
        95062                              445,000               2.21
        --------------------------------------------------------------
        95030                              444,524               2.20
        --------------------------------------------------------------
        93923                              438,031               2.17
        --------------------------------------------------------------
        94070                              435,000               2.16
        --------------------------------------------------------------
        94110                              414,597               2.06
        --------------------------------------------------------------
        94107                              410,000               2.03
        --------------------------------------------------------------
        94037                              402,000               1.99
        --------------------------------------------------------------
        95118                              399,602               1.98
        --------------------------------------------------------------
        95008                              390,891               1.94
        --------------------------------------------------------------
        94585                              386,586               1.92
        --------------------------------------------------------------
        94566                              385,817               1.91
        --------------------------------------------------------------
        94598                              384,579               1.91
        --------------------------------------------------------------
        94024                              374,560               1.86
        --------------------------------------------------------------
        94116                              375,607               1.86
        --------------------------------------------------------------
        94602                              368,000               1.83
        --------------------------------------------------------------
        94583                              356,341               1.77
        --------------------------------------------------------------
        96150                              353,648               1.75
        --------------------------------------------------------------
        94019                              342,642               1.70
        --------------------------------------------------------------
        95065                              343,000               1.70
        --------------------------------------------------------------
        95831                              341,243               1.69
        --------------------------------------------------------------
        94044                              324,700               1.61
        --------------------------------------------------------------
        Total:                        $ 20,162,557             100.00%
        --------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                BOAMS 2003-A ARMS
                            CA ZIP CODE CONCENTRATION

        ------------------------------------------------------------------
        CONCENTRATION                             BALANCE   % OF CA LOANS
        ------------------------------------------------------------------
        Northern California                373,525,236.00           61.30%
        Southern California                235,816,220.00           38.70%
                                     ------------------------------------
        Total:                             609,341,456.00          100.00%

        ** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                                BOAMS 2003-A ARMS
                           N-CA ZIP CODE CONCENTRATION

         --------------------------------------------------------------
                                                          % OF TOTAL
             ZIP                     BALANCE                BALANCE
         --------------------------------------------------------------
         95014                          13,316,538.67              3.57
         --------------------------------------------------------------
         94024                           8,105,537.81              2.17
         --------------------------------------------------------------
         95070                           7,953,461.38              2.13
         --------------------------------------------------------------
         94022                           7,528,908.58              2.02
         --------------------------------------------------------------
         94583                           7,346,649.23              1.97
         --------------------------------------------------------------
         94010                           7,158,376.58              1.92
         --------------------------------------------------------------
         94550                           6,371,078.95              1.71
         --------------------------------------------------------------
         94025                           6,360,057.55              1.70
         --------------------------------------------------------------
         95120                           6,115,202.19              1.64
         --------------------------------------------------------------
         94070                           5,786,274.39              1.55
         --------------------------------------------------------------
         94107                           5,536,782.03              1.48
         --------------------------------------------------------------
         95032                           5,492,126.64              1.47
         --------------------------------------------------------------
         94062                           5,364,238.76              1.44
         --------------------------------------------------------------
         94539                           5,350,166.69              1.43
         --------------------------------------------------------------
         94566                           5,168,656.51              1.38
         --------------------------------------------------------------
         94109                           5,114,139.47              1.37
         --------------------------------------------------------------
         94306                           5,038,659.00              1.35
         --------------------------------------------------------------
         94118                           4,974,885.07              1.33
         --------------------------------------------------------------
         94117                           4,770,337.98              1.28
         --------------------------------------------------------------
         94065                           4,628,155.95              1.24
         --------------------------------------------------------------
         95125                           4,385,641.89              1.17
         --------------------------------------------------------------
         94506                           4,241,811.72              1.14
         --------------------------------------------------------------
         95020                           4,111,792.80              1.10
         --------------------------------------------------------------
         94507                           3,858,130.09              1.03
         --------------------------------------------------------------
         95008                           3,783,547.05              1.01
         --------------------------------------------------------------
         95054                           3,682,886.48              0.99
         --------------------------------------------------------------
         94558                           3,662,653.84              0.98
         --------------------------------------------------------------
         95135                           3,653,396.55              0.98
         --------------------------------------------------------------
         94303                           3,616,214.15              0.97
         --------------------------------------------------------------
         94901                           3,576,270.51              0.96
         --------------------------------------------------------------
         94131                           3,346,577.41              0.90
         --------------------------------------------------------------
         95129                           3,365,134.12              0.90
         --------------------------------------------------------------
         95124                           3,055,877.85              0.82
         --------------------------------------------------------------
         94087                           3,035,839.69              0.81
         --------------------------------------------------------------
         93923                           2,804,957.62              0.75
         --------------------------------------------------------------
         94526                           2,792,309.31              0.75
         --------------------------------------------------------------
         94941                           2,809,309.07              0.75
         --------------------------------------------------------------
         94611                           2,750,592.10              0.74
         --------------------------------------------------------------
         94014                           2,731,298.47              0.73
         --------------------------------------------------------------
         94027                           2,641,028.75              0.71
         --------------------------------------------------------------

         94403                           2,654,036.82              0.71
         --------------------------------------------------------------
         95035                           2,637,815.89              0.71
         --------------------------------------------------------------
         94404                           2,606,344.47              0.70
         --------------------------------------------------------------
         94086                           2,594,639.10              0.69
         --------------------------------------------------------------
         95118                           2,581,735.75              0.69
         --------------------------------------------------------------
         95148                           2,577,165.14              0.69
         --------------------------------------------------------------
         96150                           2,577,047.19              0.69
         --------------------------------------------------------------
         95476                           2,551,208.87              0.68
         --------------------------------------------------------------
         95003                           2,417,428.74              0.65
         --------------------------------------------------------------
         94002                           2,364,362.00              0.63
         --------------------------------------------------------------
         94549                           2,360,000.00              0.63
         --------------------------------------------------------------
         94568                           2,362,643.78              0.63
         --------------------------------------------------------------
         94115                           2,279,315.92              0.61
         --------------------------------------------------------------
         94116                           2,296,583.59              0.61
         --------------------------------------------------------------
         95123                           2,220,929.26              0.59
         --------------------------------------------------------------
         94574                           2,074,000.00              0.56
         --------------------------------------------------------------
         94110                           2,051,444.19              0.55
         --------------------------------------------------------------
         95138                           2,057,218.20              0.55
         --------------------------------------------------------------
         95746                           2,041,413.47              0.55
         --------------------------------------------------------------
         94040                           2,004,042.27              0.54
         --------------------------------------------------------------
         93908                           1,969,542.60              0.53
         --------------------------------------------------------------
         94041                           1,888,506.07              0.51
         --------------------------------------------------------------
         94559                           1,909,490.80              0.51
         --------------------------------------------------------------
         95030                           1,894,515.59              0.51
         --------------------------------------------------------------
         95037                           1,852,561.86              0.50
         --------------------------------------------------------------
         Other                         121,315,741.53             32.48
         --------------------------------------------------------------
         Grand Total:                $    373,525,236               100
         --------------------------------------------------------------

[LOGO OF BANC OF AMERICA SECURITIES]

                                BOAMS 2003-A ARMS
                           S-CA ZIP CODE CONCENTRATION

          ----------------------------------------------------------
                                                          % OF TOTAL
             ZIP                  BALANCE                   BALANCE
          ----------------------------------------------------------
          92130                  11,805,940                     5.01
          ----------------------------------------------------------
          92651                   7,887,525                     3.34
          ----------------------------------------------------------
          90266                   5,872,614                     2.49
          ----------------------------------------------------------
          92677                   5,251,356                     2.23
          ----------------------------------------------------------
          90274                   4,943,515                     2.10
          ----------------------------------------------------------
          90275                   4,410,622                     1.87
          ----------------------------------------------------------
          92131                   4,066,421                     1.72
          ----------------------------------------------------------
          92009                   3,873,771                     1.64
          ----------------------------------------------------------
          92064                   3,627,466                     1.54
          ----------------------------------------------------------
          92653                   3,573,879                     1.52
          ----------------------------------------------------------
          90272                   3,370,452                     1.43
          ----------------------------------------------------------
          91364                   3,264,625                     1.38
          ----------------------------------------------------------
          92660                   3,238,446                     1.37
          ----------------------------------------------------------
          90049                   3,116,917                     1.32
          ----------------------------------------------------------
          92705                   3,121,332                     1.32
          ----------------------------------------------------------
          90210                   2,981,002                     1.26
          ----------------------------------------------------------
          90046                   2,771,095                     1.18
          ----------------------------------------------------------
          92037                   2,629,105                     1.11
          ----------------------------------------------------------
          92675                   2,621,419                     1.11
          ----------------------------------------------------------
          90069                   2,584,965                     1.10
          ----------------------------------------------------------
          90402                   2,556,739                     1.08
          ----------------------------------------------------------
          92867                   2,468,679                     1.05
          ----------------------------------------------------------
          91108                   2,450,286                     1.04
          ----------------------------------------------------------
          92648                   2,424,837                     1.03
          ----------------------------------------------------------
          90024                   2,409,125                     1.02
          ----------------------------------------------------------
          92253                   2,275,916                     0.97
          ----------------------------------------------------------
          92067                   2,257,507                     0.96
          ----------------------------------------------------------
          91403                   2,233,681                     0.95
          ----------------------------------------------------------
          91436                   2,226,200                     0.94
          ----------------------------------------------------------
          90004                   2,144,736                     0.91
          ----------------------------------------------------------
          92625                   2,138,015                     0.91
          ----------------------------------------------------------
          90405                   2,012,351                     0.85
          ----------------------------------------------------------
          92679                   1,977,036                     0.84
          ----------------------------------------------------------
          92118                   1,946,778                     0.83
          ----------------------------------------------------------
          92657                   1,903,682                     0.81
          ----------------------------------------------------------
          92024                   1,861,562                     0.79
          ----------------------------------------------------------
          91103                   1,829,782                     0.78
          ----------------------------------------------------------
          90278                   1,824,603                     0.77
          ----------------------------------------------------------
          92629                   1,790,908                     0.76
          ----------------------------------------------------------
          90265                   1,744,393                     0.74
          ----------------------------------------------------------
          91356                   1,715,860                     0.73
          ----------------------------------------------------------
          92869                   1,731,373                     0.73
          ----------------------------------------------------------

          92109                   1,689,879                     0.72
          ----------------------------------------------------------
          90254                   1,681,481                     0.71
          ----------------------------------------------------------
          91301                   1,637,588                     0.69
          ----------------------------------------------------------
          92103                   1,617,830                     0.69
          ----------------------------------------------------------
          92127                   1,628,032                     0.69
          ----------------------------------------------------------
          92692                   1,638,820                     0.69
          ----------------------------------------------------------
          92782                   1,597,121                     0.68
          ----------------------------------------------------------
          90020                   1,561,465                     0.66
          ----------------------------------------------------------
          90803                   1,523,028                     0.65
          ----------------------------------------------------------
          92106                   1,523,900                     0.65
          ----------------------------------------------------------
          90034                   1,461,931                     0.62
          ----------------------------------------------------------
          91302                   1,466,857                     0.62
          ----------------------------------------------------------
          92673                   1,470,366                     0.62
          ----------------------------------------------------------
          90814                   1,424,166                     0.60
          ----------------------------------------------------------
          91362                   1,412,273                     0.60
          ----------------------------------------------------------
          92649                   1,413,947                     0.60
          ----------------------------------------------------------
          91316                   1,393,019                     0.59
          ----------------------------------------------------------
          93117                   1,380,503                     0.59
          ----------------------------------------------------------
          90277                   1,309,202                     0.56
          ----------------------------------------------------------
          91007                   1,308,953                     0.56
          ----------------------------------------------------------
          91326                   1,263,286                     0.54
          ----------------------------------------------------------
          92129                   1,272,803                     0.54
          ----------------------------------------------------------
          93010                   1,283,500                     0.54
          ----------------------------------------------------------
          91105                   1,251,805                     0.53
          ----------------------------------------------------------
          91011                   1,182,000                     0.50
          ----------------------------------------------------------
          91604                   1,177,732                     0.50
          ----------------------------------------------------------
          Other                  67,308,215                    28.54
          ----------------------------------------------------------
          Total:              $ 235,816,220                      100
          ----------------------------------------------------------

                            GLOBAL STRUCTURED FINANCE

                              BOAMS 2003-A GROUP 1
                                    3/1 ARMS

1. ORIGINAL BALANCE

      ---------------------------------------------------------------------------------------------------------------------------
                           NUMBER     AGGREGATE       PERCENT     AVERAGE                               W.A.       W.A.
                             OF        CURRENT       OF LOANS    ORIGINAL    W.A.    W.A.      W.A.   ORIGINAL  REMAINING   W.A.
                          MORTGAGE    PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS   FICO    ORIGINAL  TERM TO   TERM TO    LOAN
      ORIGINAL BALANCE     LOANS       BALANCE        BALANCE     BALANCE   COUPON   SCORE     LTV    MATURITY   MATURITY    AGE
      ---------------------------------------------------------------------------------------------------------------------------
      250,001 - 350,000         15  $   5,047,032          4.34%  $ 336,687    4.941%    717   75.77%     360       359      1
      ---------------------------------------------------------------------------------------------------------------------------
      350,001 - 450,000         73     29,357,279         25.27     402,476    4.949     741   71.85      360       359      1
      ---------------------------------------------------------------------------------------------------------------------------
      450,001 - 550,000         55     27,060,330         23.30     492,425    4.946     733   67.82      360       359      1
      ---------------------------------------------------------------------------------------------------------------------------
      550,001 - 650,000         35     20,606,271         17.74     589,059    4.938     730   63.69      355       355      0
      ---------------------------------------------------------------------------------------------------------------------------
      650,001 - 750,000         23     16,649,674         14.33     724,357    4.940     752   66.20      360       359      1
      ---------------------------------------------------------------------------------------------------------------------------
      750,001 - 850,000          2      1,640,250          1.41     820,125    4.875     755   74.39      360       360      0
      ---------------------------------------------------------------------------------------------------------------------------
      850,001 - 950,000          7      5,860,061          5.04     894,182    5.048     735   54.30      360       359      1
      ---------------------------------------------------------------------------------------------------------------------------
      950,001 - 1,050,000       10      9,939,035          8.56     994,600    5.063     735   57.37      360       359      1
      ---------------------------------------------------------------------------------------------------------------------------
      Total:                   220  $ 116,159,932        100.00%  $ 530,169    4.958%    737   66.74%     359       359      1
      ---------------------------------------------------------------------------------------------------------------------------

Average: $530,169.05
Lowest: $324,000.00
Highest: $1,000,000.00
S.D.: $168,667.48

2. GROSS COUPON

      ------------------------------------------------------------------------------------------------------------------------
                     NUMBER     AGGREGATE      PERCENT       AVERAGE                               W.A.       W.A.
                       OF        CURRENT      OF LOANS      ORIGINAL    W.A.     W.A.     W.A.   ORIGINAL  REMAINING    W.A.
                    MORTGAGE    PRINCIPAL   BY PRINCIPAL    PRINCIPAL   GROSS    FICO   ORIGINAL  TERM TO   TERM TO     LOAN
      GROSS COUPON   LOANS       BALANCE       BALANCE       BALANCE   COUPON    SCORE    LTV    MATURITY   MATURITY     AGE
      ------------------------------------------------------------------------------------------------------------------------
      4.25                 2  $     866,368         0.75%   $ 433,500    4.250%    778    78.15%     360         359        1
      ------------------------------------------------------------------------------------------------------------------------
      4.5                  3      1,441,100         1.24      481,000    4.500     745    63.80      360         359        1
      ------------------------------------------------------------------------------------------------------------------------
      4.625               15      8,229,918         7.08      548,930    4.625     748    67.72      360         360        0
      ------------------------------------------------------------------------------------------------------------------------
      4.75                33     16,889,281        14.54      524,024    4.750     739    66.39      360         360        0
      ------------------------------------------------------------------------------------------------------------------------
      4.875               76     40,399,570        34.78      531,979    4.875     737    67.88      358         357        1
      ------------------------------------------------------------------------------------------------------------------------
      5                   35     19,333,421        16.64      552,696    5.000     729    64.60      360         360        0
      ------------------------------------------------------------------------------------------------------------------------
      5.125               20      9,312,186         8.02      465,911    5.125     750    64.93      360         359        1
      ------------------------------------------------------------------------------------------------------------------------
      5.25                16      7,932,422         6.83      496,363    5.250     734    71.09      360         359        1
      ------------------------------------------------------------------------------------------------------------------------
      5.375                8      3,591,932         3.09      449,227    5.375     749    66.89      360         360        0
      ------------------------------------------------------------------------------------------------------------------------
      5.5                 10      6,561,425         5.65      656,783    5.500     721    61.72      360         359        1
      ------------------------------------------------------------------------------------------------------------------------
      5.625                1        734,214         0.63      735,000    5.625     770    75.00      360         359        1
      ------------------------------------------------------------------------------------------------------------------------
      5.75                 1        868,093         0.75      869,000    5.750     669    62.07      360         359        1
      ------------------------------------------------------------------------------------------------------------------------
      Total:             220  $ 116,159,932       100.00%   $ 530,169    4.958%    737    66.74%     359         359        1
      ------------------------------------------------------------------------------------------------------------------------

W.A.: 4.958%
Lowest: 4.250%
Highest: 5.750%
S.D.: 0.240%

3. CREDIT SCORE

      --------------------------------------------------------------------------------------------------------------------------
                     NUMBER      AGGREGATE       PERCENT      AVERAGE                                 W.A.      W.A.
                       OF         CURRENT       OF LOANS     ORIGINAL     W.A.     W.A.     W.A.    ORIGINAL REMAINING    W.A.
                    MORTGAGE     PRINCIPAL    BY PRINCIPAL   PRINCIPAL    GROSS    FICO   ORIGINAL   TERM TO  TERM TO     LOAN
      CREDIT SCORE   LOANS        BALANCE        BALANCE      BALANCE    COUPON    SCORE    LTV     MATURITY  MATURITY     AGE
      --------------------------------------------------------------------------------------------------------------------------
      800 - 824            4   $   1,835,928          1.58%   $ 459,275   5.083%     810    53.47%      360        359      1
      --------------------------------------------------------------------------------------------------------------------------
      775 - 799           46      24,510,433         21.10      533,140   4.906      783    64.37       360        360      0
      --------------------------------------------------------------------------------------------------------------------------
      750 - 774           50      27,729,936         23.87      554,951   4.940      762    69.55       356        356      1
      --------------------------------------------------------------------------------------------------------------------------
      725 - 749           35      17,531,992         15.09      501,304   4.976      738    66.27       360        359      1
      --------------------------------------------------------------------------------------------------------------------------
      700 - 724           42      21,393,526         18.42      519,270   4.949      711    67.35       360        359      1
      --------------------------------------------------------------------------------------------------------------------------
      675 - 699           24      12,690,556         10.93      529,096   4.996      691    66.74       360        359      1
      --------------------------------------------------------------------------------------------------------------------------
      650 - 674           12       6,686,720          5.76      557,507   5.090      665    65.65       360        360      0
      --------------------------------------------------------------------------------------------------------------------------
      625 - 649            5       2,861,909          2.46      572,940   4.918      645    67.44       360        359      1
      --------------------------------------------------------------------------------------------------------------------------
      600 - 624            2         918,932          0.79      460,000   5.186      622    71.77       360        359      1
      --------------------------------------------------------------------------------------------------------------------------
      Total:             220   $ 116,159,932        100.00%   $ 530,169   4.958%     737    66.74%      359        359      1
      --------------------------------------------------------------------------------------------------------------------------

W.A.: 737
Lowest: 622
Highest: 814
S.D.: 42

4. INDEX

      -----------------------------------------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE       PERCENT      AVERAGE                                 W.A.       W.A.
                         OF         CURRENT       OF LOANS     ORIGINAL     W.A.     W.A.     W.A.    ORIGINAL  REMAINING    W.A.
                      MORTGAGE     PRINCIPAL    BY PRINCIPAL   PRINCIPAL    GROSS    FICO   ORIGINAL   TERM TO   TERM TO     LOAN
      INDEX            LOANS        BALANCE        BALANCE      BALANCE    COUPON    SCORE    LTV     MATURITY   MATURITY     AGE
      -----------------------------------------------------------------------------------------------------------------------------
      12 MO LIBOR          220   $ 116,159,932     100.00%    $ 530,169    4.958%      737   66.74%       359         359      1
      -----------------------------------------------------------------------------------------------------------------------------
      Total:               220   $ 116,159,932     100.00%    $ 530,169    4.958%      737   66.74%       359         359      1
      -----------------------------------------------------------------------------------------------------------------------------

5. LOAN PURPOSE

      --------------------------------------------------------------------------------------------------------------------------
                      NUMBER      AGGREGATE      PERCENT     AVERAGE                                 W.A.       W.A.
                        OF         CURRENT      OF LOANS    ORIGINAL     W.A.    W.A.     W.A.     ORIGINAL  REMAINING    W.A.
                     MORTGAGE     PRINCIPAL   BY PRINCIPAL  PRINCIPAL    GROSS   FICO   ORIGINAL    TERM TO   TERM TO     LOAN
      LOAN PURPOSE    LOANS        BALANCE       BALANCE     BALANCE    COUPON   SCORE    LTV      MATURITY   MATURITY     AGE
      --------------------------------------------------------------------------------------------------------------------------
      R/T REFI            112   $  61,963,503       53.34%  $ 553,675    4.966%    732    61.90%       360         359      1
      --------------------------------------------------------------------------------------------------------------------------
      PURCHASE             72      37,221,952       32.04     522,791    4.954     743    75.91        360         359      1
      --------------------------------------------------------------------------------------------------------------------------
      C/O REFI             36      16,974,477       14.61     471,797    4.938     741    64.28        354         354      0
      --------------------------------------------------------------------------------------------------------------------------
      Total:              220   $ 116,159,932      100.00%  $ 530,169    4.958%    737    66.74%       359         359      1
      --------------------------------------------------------------------------------------------------------------------------

6. PROPERTY TYPE

      ---------------------------------------------------------------------------------------------------------------------------
                       NUMBER     AGGREGATE      PERCENT     AVERAGE                                  W.A.       W.A.
                         OF        CURRENT      OF LOANS    ORIGINAL    W.A.     W.A.      W.A.     ORIGINAL  REMAINING   W.A.
                      MORTGAGE    PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS    FICO    ORIGINAL    TERM TO   TERM TO    LOAN
      PROPERTY TYPE    LOANS       BALANCE       BALANCE     BALANCE   COUPON    SCORE     LTV      MATURITY   MATURITY    AGE
      ---------------------------------------------------------------------------------------------------------------------------
      2-Family              2  $   1,023,200         0.88%  $ 511,600    4.695%    749      80.00%       360         360    0
      ---------------------------------------------------------------------------------------------------------------------------
      Condominium          22      9,931,254         8.55     469,689    5.018     737      74.34        360         359    1
      ---------------------------------------------------------------------------------------------------------------------------
      PUD Attach            4      2,210,103         1.90     552,775    4.986     755      70.74        360         360    0
      ---------------------------------------------------------------------------------------------------------------------------
      PUD Detach           49     26,044,513        22.42     531,845    4.918     742      66.99        360         360    0
      ---------------------------------------------------------------------------------------------------------------------------
      SFR                 143     76,950,862        66.25     538,527    4.967     735      65.38        359         358    1
      ---------------------------------------------------------------------------------------------------------------------------
      Total:              220  $ 116,159,932       100.00%  $ 530,169    4.958%    737      66.74%       359         359    1
      ---------------------------------------------------------------------------------------------------------------------------

7. OCCUPANCY STATUS

      ----------------------------------------------------------------------------------------------------------------------------
                         NUMBER      AGGREGATE      PERCENT     AVERAGE                                  W.A.       W.A.
                           OF         CURRENT      OF LOANS    ORIGINAL    W.A.     W.A.      W.A.     ORIGINAL  REMAINING   W.A.
                        MORTGAGE     PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS    FICO    ORIGINAL    TERM TO   TERM TO    LOAN
      OCCUPANCY STATUS   LOANS        BALANCE       BALANCE     BALANCE   COUPON    SCORE     LTV      MATURITY   MATURITY    AGE
      ----------------------------------------------------------------------------------------------------------------------------
      Primary               199   $ 105,119,230        90.50%  $ 530,608    4.953%   736       66.50%       359       358      1
      ----------------------------------------------------------------------------------------------------------------------------
      Secondary              19      10,201,722         8.78     537,165    5.015    744       68.66        360       360      0
      ----------------------------------------------------------------------------------------------------------------------------
      Investor                2         838,980         0.72     420,000    4.946    767       72.38        360       359      1
      ----------------------------------------------------------------------------------------------------------------------------
      Total:                220   $ 116,159,932       100.00%  $ 530,169    4.958%   737       66.74%       359       359      1
      ----------------------------------------------------------------------------------------------------------------------------

8. GEOGRAPHIC DISTRIBUTION

      -----------------------------------------------------------------------------------------------------------------------------
                                NUMBER     AGGREGATE       PERCENT     AVERAGE                             W.A.      W.A.
                                  OF        CURRENT       OF LOANS    ORIGINAL   W.A.    W.A.     W.A.   ORIGINAL REMAINING  W.A.
                               MORTGAGE    PRINCIPAL    BY PRINCIPAL  PRINCIPAL  GROSS   FICO   ORIGINAL  TERM TO  TERM TO   LOAN
      GEOGRAPHIC DISTRIBUTION   LOANS       BALANCE        BALANCE     BALANCE  COUPON   SCORE    LTV    MATURITY  MATURITY   AGE
      -----------------------------------------------------------------------------------------------------------------------------
      California                    143  $  76,105,157       65.52%  $ 532,535   4.951%    737    67.58%     360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Illinois                       10      5,501,694        4.74     590,118   4.831     758    67.00      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Florida                         8      4,389,445        3.78     549,028   5.114     727    69.83      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Colorado                        8      4,121,269        3.55     515,500   4.787     747    71.34      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      North Carolina                  7      3,267,605        2.81     467,082   4.948     706    67.65      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Arizona                         5      2,801,908        2.41     560,643   5.037     762    65.71      360        360     0
      -----------------------------------------------------------------------------------------------------------------------------
      Virginia                        5      2,407,790        2.07     482,360   5.138     718    48.16      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Nevada                          3      2,178,078        1.88     726,667   5.114     696    58.12      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      South Carolina                  4      1,915,776        1.65     479,250   4.943     705    67.28      360        360     0
      -----------------------------------------------------------------------------------------------------------------------------
      Maryland                        3      1,895,220        1.63     632,500   5.001     760    62.00      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Texas                           4      1,817,184        1.56     455,750   4.864     700    74.05      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Ohio                            3      1,345,767        1.16     449,000   4.843     756    69.41      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Georgia                         3      1,300,141        1.12     433,767   4.901     666    58.09      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Connecticut                     2        984,830        0.85     493,000   5.067     780    44.43      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------

      Tennessee                       1        980,000        0.84     980,000   5.125     766    62.22      360        360     0
      -----------------------------------------------------------------------------------------------------------------------------
      Missouri                        2        823,592        0.71     412,000   5.129     762    64.25      360        360     0
      -----------------------------------------------------------------------------------------------------------------------------
      Massachusetts                   2        818,423        0.70     409,500   4.982     760    70.19      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Hawaii                          1        734,214        0.63     735,000   5.625     770    75.00      360        359     1
      -----------------------------------------------------------------------------------------------------------------------------
      Washington                      1        556,000        0.48     556,000   4.875     765    55.60      180        180     0
      -----------------------------------------------------------------------------------------------------------------------------
      New Mexico                      1        552,500        0.48     552,500   4.875     766    62.43      360        360     0
      -----------------------------------------------------------------------------------------------------------------------------
      Other                           4      1,663,338        1.43     416,088   4.880     768    64.03      360        360     0
      -----------------------------------------------------------------------------------------------------------------------------
      Total:                        220  $ 116,159,932      100.00%  $ 530,169   4.958%    737    66.74%     359        359     1
      -----------------------------------------------------------------------------------------------------------------------------

9. COUNTY DISTRIBUTION

      -----------------------------------------------------------------------------------------------------------------------------
                            NUMBER      AGGREGATE       PERCENT     AVERAGE                               W.A.       W.A.
                              OF         CURRENT       OF LOANS    ORIGINAL    W.A.    W.A.     W.A.    ORIGINAL  REMAINING  W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL  PRINCIPAL   GROSS   FICO   ORIGINAL   TERM TO   TERM TO   LOAN
      COUNTY DISTRIBUTION   LOANS        BALANCE        BALANCE     BALANCE   COUPON   SCORE    LTV     MATURITY   MATURITY   AGE
      -----------------------------------------------------------------------------------------------------------------------------
      SANTA CLARA                42   $  23,231,713       20.00%  $ 553,443    4.860%    746    67.40%      360         360    0
      -----------------------------------------------------------------------------------------------------------------------------
      LOS ANGELES                18      10,345,179        8.91     575,112    5.055     736    64.75       360         359    1
      -----------------------------------------------------------------------------------------------------------------------------
      ORANGE                     17       9,436,721        8.12     555,437    4.950     743    64.25       360         359    1
      -----------------------------------------------------------------------------------------------------------------------------
      SAN DIEGO                  16       7,391,933        6.36     462,255    4.889     735    69.20       360         360    0
      -----------------------------------------------------------------------------------------------------------------------------
      SAN MATEO                  13       6,251,843        5.38     481,346    5.053     722    68.55       360         359    1
      -----------------------------------------------------------------------------------------------------------------------------
      COOK                        7       4,114,298        3.54     644,754    4.861     754    63.29       360         359    1
      -----------------------------------------------------------------------------------------------------------------------------
      ALAMEDA                     7       4,092,019        3.52     584,893    5.175     729    74.43       360         360    0
      -----------------------------------------------------------------------------------------------------------------------------
      MONTGOMERY                  5       2,896,987        2.49     580,100    4.957     765    63.30       360         359    1
      -----------------------------------------------------------------------------------------------------------------------------
      CONTRA COSTA                4       2,726,532        2.35     681,875    4.832     718    71.02       360         360    0
      -----------------------------------------------------------------------------------------------------------------------------
      MONTEREY                    4       2,440,445        2.10     610,750    5.018     708    49.69       360         359    1
      -----------------------------------------------------------------------------------------------------------------------------
      Other                      87      43,232,260       37.22     497,311    4.981     734    67.23       358         357    1
      -----------------------------------------------------------------------------------------------------------------------------
      Total:                    220   $ 116,159,932      100.00%  $ 530,169    4.958%    737    66.74%      359         359    1
      -----------------------------------------------------------------------------------------------------------------------------

10. ORIGINAL LTV

      --------------------------------------------------------------------------------------------------------------------
                      NUMBER       AGGREGATE     PERCENT     AVERAGE                             W.A.       W.A.
                        OF          CURRENT     OF LOANS    ORIGINAL    W.A.   W.A.     W.A.   ORIGINAL  REMAINING   W.A.
                     MORTGAGE      PRINCIPAL  BY PRINCIPAL  PRINCIPAL   GROSS  FICO   ORIGINAL  TERM TO   TERM TO    LOAN
      ORIGINAL LTV    LOANS         BALANCE      BALANCE     BALANCE   COUPON  SCORE    LTV    MATURITY   MATURITY    AGE
      --------------------------------------------------------------------------------------------------------------------
      10.01 - 15.00       1    $     525,382        0.45%  $ 526,000    5.125%   813    13.32%     360         359     1
      --------------------------------------------------------------------------------------------------------------------
      25.01 - 30.00       1          653,214        0.56     654,000    5.000    784    28.43      360         359     1
      --------------------------------------------------------------------------------------------------------------------
      30.01 - 35.00       4        3,075,778        2.65     769,250    4.899    721    31.49      360         360     0
      --------------------------------------------------------------------------------------------------------------------
      35.01 - 40.00       6        3,842,019        3.31     641,200    4.991    734    36.61      360         359     1
      --------------------------------------------------------------------------------------------------------------------
      40.01 - 45.00       7        3,448,299        2.97     493,030    4.987    754    42.72      360         359     1
      --------------------------------------------------------------------------------------------------------------------
      45.01 - 50.00      11        7,560,067        6.51     687,980    4.928    753    48.09      360         359     1
      --------------------------------------------------------------------------------------------------------------------
      50.01 - 55.00       5        2,163,933        1.86     433,000    5.050    733    54.03      360         360     0
      --------------------------------------------------------------------------------------------------------------------
      55.01 - 60.00      17        9,507,839        8.19     559,679    4.967    727    57.61      349         349     1
      --------------------------------------------------------------------------------------------------------------------
      60.01 - 65.00      22       12,206,996       10.51     555,160    5.099    735    62.52      360         360     0
      --------------------------------------------------------------------------------------------------------------------
      65.01 - 70.00      22       12,045,629       10.37     547,933    4.840    736    68.11      360         359     1
      --------------------------------------------------------------------------------------------------------------------
      70.01 - 75.00      37       20,928,298       18.02     576,812    4.982    740    73.36      360         359     1
      --------------------------------------------------------------------------------------------------------------------
      75.01 - 80.00      86       39,813,226       34.27     463,199    4.937    734    79.36      360         360     0
      --------------------------------------------------------------------------------------------------------------------
      85.01 - 90.00       1          389,250        0.34     389,250    4.625    754    90.00      360         360     0
      --------------------------------------------------------------------------------------------------------------------
      Total:            220    $ 116,159,932      100.00%  $ 530,169    4.958%   737    66.74%     359         359     1
      --------------------------------------------------------------------------------------------------------------------

W.A.: 66.74%
Lowest: 13.32%
Highest: 90.00%
S.D.: 13.74%

11. ORIGINAL TERM

      --------------------------------------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE      PERCENT     AVERAGE                               W.A.       W.A.
                         OF         CURRENT      OF LOANS    ORIGINAL    W.A.   W.A.      W.A.    ORIGINAL  REMAINING     W.A.
                      MORTGAGE     PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS  FICO    ORIGINAL   TERM TO   TERM TO      LOAN
      ORIGINAL TERM    LOANS        BALANCE       BALANCE     BALANCE   COUPON  SCORE     LTV     MATURITY   MATURITY      AGE
      -------------------------------------------------------------------------------------------------------------------------
      180                    1   $     556,000         0.48% $ 556,000    4.875%   765     55.60%      180        180       0
      -------------------------------------------------------------------------------------------------------------------------
      360                  219     115,603,932        99.52    530,051    4.959    737     66.79       360        359       1
      -------------------------------------------------------------------------------------------------------------------------
      Total:               220   $ 116,159,932       100.00% $ 530,169    4.958%   737     66.74%      359        359       1
      -------------------------------------------------------------------------------------------------------------------------

W.A.: 359.1 months
Lowest: 180 months
Highest: 360 months
S.D.: 12.1 months

12. DOCUMENTATION

      -----------------------------------------------------------------------------------------------------------------------
                       NUMBER      AGGREGATE      PERCENT     AVERAGE                              W.A.       W.A.
                         OF         CURRENT      OF LOANS    ORIGINAL    W.A.    W.A.     W.A.   ORIGINAL  REMAINING   W.A.
                      MORTGAGE     PRINCIPAL   BY PRINCIPAL  PRINCIPAL   GROSS   FICO   ORIGINAL  TERM TO   TERM TO    LOAN
      DOCUMENTATION    LOANS        BALANCE       BALANCE     BALANCE   COUPON   SCORE    LTV    MATURITY   MATURITY    AGE
      -----------------------------------------------------------------------------------------------------------------------
      All Ready Home        4   $   3,009,108         2.59%  $ 752,735    5.166%    716    58.41%     360        359     1
      -----------------------------------------------------------------------------------------------------------------------
      Rapid               102      54,892,144        47.26     542,385    4.879     749    69.50      360        360     0
      -----------------------------------------------------------------------------------------------------------------------
      Reduced              51      25,813,988        22.22     506,614    5.059     748    61.63      360        359     1
      -----------------------------------------------------------------------------------------------------------------------
      Standard             63      32,444,692        27.93     515,328    4.994     709    66.90      357        356     1
      -----------------------------------------------------------------------------------------------------------------------
      Total:              220   $ 116,159,932       100.00%  $ 530,169    4.958%    737    66.74%     359        359     1
      -----------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                        BOAMS 2003-A GROUP 3 (NET 5 ARMS)
                            CA ZIP CODE CONCENTRATION

          ----------------------------------------------------
          CONCENTRATION             BALANCE      % OF CA LOANS
          ----------------------------------------------------
          Northern CA          $ 42,721,946             51.15%
          Southern CA            40,793,216              48.85
                           -----------------------------------
          Total                $ 83,515,162            100.00%

    ** The northern and southern breakout is based off of the centralized zip code of 93500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO OF BANC OF AMERICA SECURITIES]

                        BOAMS 2003-A GROUP 3 (NET 5 ARMS)
                           N-CA ZIP CODE CONCENTRATION

          ---------------------------------------------------
                                                   % OF TOTAL
             ZIP             BALANCE                 BALANCE
          ---------------------------------------------------
          94025                  3,760,000               8.80
          ---------------------------------------------------
          94024                  2,500,000               5.85
          ---------------------------------------------------
          94109                  1,832,000               4.29
          ---------------------------------------------------
          94306                  1,750,000               4.10
          ---------------------------------------------------
          94549                  1,710,000               4.00
          ---------------------------------------------------
          94027                  1,700,000               3.98
          ---------------------------------------------------
          95070                  1,653,000               3.87
          ---------------------------------------------------
          94526                  1,404,875               3.29
          ---------------------------------------------------
          94107                  1,365,000               3.20
          ---------------------------------------------------
          94115                  1,180,000               2.76
          ---------------------------------------------------
          94123                  1,140,000               2.67
          ---------------------------------------------------
          94022                  1,125,000               2.63
          ---------------------------------------------------
          94118                  1,000,000               2.34
          ---------------------------------------------------
          95032                  1,000,000               2.34
          ---------------------------------------------------
          94062                    990,000               2.32
          ---------------------------------------------------
          93953                    882,800               2.07
          ---------------------------------------------------
          94568                    841,500               1.97
          ---------------------------------------------------
          94583                    830,000               1.94
          ---------------------------------------------------
          95602                    827,000               1.94
          ---------------------------------------------------
          94566                    800,000               1.87
          ---------------------------------------------------
          93950                    746,693               1.75
          ---------------------------------------------------
          94558                    700,000               1.64
          ---------------------------------------------------
          94301                    665,000               1.56
          ---------------------------------------------------
          94105                    640,000               1.50
          ---------------------------------------------------
          94402                    642,000               1.50
          ---------------------------------------------------
          94117                    625,000               1.46
          ---------------------------------------------------
          94939                    620,000               1.45
          ---------------------------------------------------
          94127                    612,000               1.43
          ---------------------------------------------------
          95762                    591,000               1.38
          ---------------------------------------------------
          94611                    576,000               1.35
          ---------------------------------------------------
          94563                    568,000               1.33
          ---------------------------------------------------
          94595                    560,000               1.31
          ---------------------------------------------------
          94960                    559,333               1.31
          ---------------------------------------------------
          95023                    468,000               1.10
          ---------------------------------------------------
          94920                    450,000               1.05
          ---------------------------------------------------
          94602                    440,000               1.03
          ---------------------------------------------------
          94010                    435,000               1.02
          ---------------------------------------------------
          94066                    425,000               0.99
          ---------------------------------------------------
          94509                    425,000               0.99
          ---------------------------------------------------
          94574                    420,000               0.98
          ---------------------------------------------------
          94080                    387,000               0.91
          ---------------------------------------------------

          94710                    388,000               0.91
          ---------------------------------------------------
          95124                    368,000               0.86
          ---------------------------------------------------
          95123                    359,702               0.84
          ---------------------------------------------------
          95452                    361,000               0.84
          ---------------------------------------------------
          94065                    352,000               0.82
          ---------------------------------------------------
          94610                    351,600               0.82
          ---------------------------------------------------
          94941                    350,000               0.82
          ---------------------------------------------------
          94591                    345,443               0.81
          ---------------------------------------------------
          Total:              $ 42,721,946             100.00
          ---------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

GLOBAL STRUCTURED FINANCE

                              BOAMS 2003-A GROUP 3
                                   NET 5 ARMS
                            COLLATERAL SUMMARY REPORT

GENERAL POOL CHARACTERISTICS

Pool Size: $120,580,599.16
Loan Count: 202
Cut-off Date: 2003-01-01
Avg. Loan Balance: $596,933.66
Avg. Orig. Balance: $597,234.06
W.A. FICO*: 736
W.A. Orig. LTV: 58.64%
W.A. Cut-Off LTV: 58.62%
W.A. Gross Coupon: 5.539%
W.A. Net Coupon: 4.477%
W.A. Servicing Fee: 1.059%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 356 months
W.A. Age: 4 months
% over 80 COLTV: 0.63%
% with PMI: 0.63%
W.A. MI Coverage: 27.38%
W.A. MI Adjusted LTV: 58.47%
% with Prepay Penalty: 100.00%
Max. Zipcode Conc.: 3.12%

*  FICO not available for 0 loans, or 0.0% of the aggregate pool balance.


----------------------------------------------
ORIGINAL BALANCE                   PERCENT
----------------------------------------------
250,001 - 350,000                     3.64%
350,001 - 450,000                    15.37
450,001 - 550,000                    15.09
550,001 - 650,000                    17.00
650,001 - 750,000                    18.76
750,001 - 850,000                     7.92
850,001 - 950,000                     7.35
950,001 - 1,050,000                  14.87
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
Average: $597,234.06
Lowest: $324,000.00
Highest: $1,000,000.00
S.D.: $196,196.77
----------------------------------------------

----------------------------------------------
CUT-OFF BALANCE                    PERCENT
----------------------------------------------
320,001 - 420,000                    14.27%
420,001 - 520,000                    18.01
520,001 - 620,000                    13.52
620,001 - 720,000                    16.06
720,001 - 820,000                    15.24
820,001 - 920,000                     7.26
920,001 - 1,020,000                  15.63
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
Average: 596,933.66
Lowest: 324,000.00
Highest: 1,000,000.00
S.D.: 195,934.89
----------------------------------------------

----------------------------------------------
LIEN POSITION                      PERCENT
----------------------------------------------
1                                   100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
COUPON                             PERCENT
----------------------------------------------
4.750                                 0.40%
4.875                                 1.55
5.000                                 2.26
5.125                                 8.39
5.250                                10.79
5.375                                18.41
5.500                                13.74
5.625                                11.44
5.750                                12.21
5.875                                10.08
6.000                                 7.30
6.125                                 1.84
6.250                                 1.26
6.750                                 0.34
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 5.539
Lowest: 4.750
Highest: 6.750
S.D.: 0.313
----------------------------------------------

----------------------------------------------
CREDIT SCORE*                       PERCENT
----------------------------------------------
801 - 825                             2.42%
776 - 800                            16.84
751 - 775                            22.98
726 - 750                            21.96
701 - 725                            13.48
676 - 700                            11.52
651 - 675                             7.14
626 - 650                             3.65
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 736
Lowest: 637
Highest: 811
S.D.: 43
----------------------------------------------

----------------------------------------------
PMI PROVIDERS                      PERCENT
----------------------------------------------
NONE                                 99.37%
UGRIC                                 0.33
RMIC                                  0.30
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
PRODUCT TYPE                       PERCENT
----------------------------------------------
5YR IO 12 MO LIBOR                  100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
INDEX                              PERCENT
----------------------------------------------
12 MO LIBOR                         100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
LOAN PURPOSE                       PERCENT
----------------------------------------------
R/T REFI                             53.38%
----------------------------------------------
PURCHASE                             28.81
----------------------------------------------
C/O REFI                             17.81
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
LOAN TYPE                          PERCENT
----------------------------------------------
CONVENTIONAL                        100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
PROPERTY TYPE                      PERCENT
----------------------------------------------
SFR                                  67.92%
PUD Detach                           20.27
Condominium                          10.97
2-Family                              0.56
PUD Attach                            0.27
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
OCCUPANCY STATUS                   PERCENT
----------------------------------------------
Primary                              90.67%
Secondary                             9.33
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
DOCUMENTATION                      PERCENT
----------------------------------------------
Standard                             49.34%
Rapid                                47.56
Reduced                               2.62
All Ready Home                        0.49
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
STATE                              PERCENT
----------------------------------------------
California                           69.26%
Florida                               9.13
Georgia                               3.96
Maryland                              3.33
Virginia                              3.12
Other                                11.20
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
ZIP CODE                           PERCENT
----------------------------------------------
94025                                 3.12%
90266                                 2.44
94024                                 2.07
90024                                 1.60
92653                                 1.55
Other                                89.22
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
OLTV                               PERCENT
----------------------------------------------
5.1 - 10.0                            0.41%
10.1 - 15.0                           1.00
15.1 - 20.0                           3.08
20.1 - 25.0                           2.51
25.1 - 30.0                           7.17
30.1 - 35.0                           2.63
35.1 - 40.0                           5.13
40.1 - 45.0                           3.29
45.1 - 50.0                           5.16
50.1 - 55.0                           4.36
55.1 - 60.0                           7.21
60.1 - 65.0                           8.37
65.1 - 70.0                          14.02
70.1 - 75.0                          17.34
75.1 - 80.0                          17.68
85.1 - 90.0                           0.33
90.1 - 95.0                           0.30
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 58.64%
Lowest: 8.26%
Highest: 95.00%
S.D.: 19.41%

----------------------------------------------
CUT-OFF LTV                        PERCENT
----------------------------------------------
5.1 - 10.0                            0.41%
10.1 - 15.0                           1.00
15.1 - 20.0                           3.08
20.1 - 25.0                           2.51
25.1 - 30.0                           7.17
30.1 - 35.0                           3.28
35.1 - 40.0                           4.48
40.1 - 45.0                           3.29
45.1 - 50.0                           5.16
50.1 - 55.0                           4.36
55.1 - 60.0                           7.21
60.1 - 65.0                           8.37
65.1 - 70.0                          14.02
70.1 - 75.0                          17.34
75.1 - 80.0                          17.68
85.1 - 90.0                           0.33
90.1 - 95.0                           0.30
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 58.62%
Lowest: 8.26%
Highest: 95.00%
S.D.: 19.42%

----------------------------------------------
DELINQUENCY*                       PERCENT
----------------------------------------------
0-29 days                           100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
* OTS method

----------------------------------------------
TIMES 30 DAYS                      PERCENT
----------------------------------------------
0                                    98.33%
1                                     1.67
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

CONVERTIBLE FLAG
----------------------------------------------
CONVERTIBLE FLAG                   PERCENT
----------------------------------------------
N                                    98.20%
Y                                     1.80
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
PREPAY FLAG                        PERCENT
----------------------------------------------
Y                                   100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
PREPAYMENT PENALTY TERM            PERCENT
----------------------------------------------
36                                  100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
BUYDOWN AGREEMENT                  PERCENT
----------------------------------------------
N                                   100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------

----------------------------------------------
ORIGINAL TERM                      PERCENT
----------------------------------------------
360                                 100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

----------------------------------------------
SCHEDULED REMAINING TERM           PERCENT
----------------------------------------------
349 - 354                             6.81%
355 - 360                            93.19
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 356.3 months
Lowest: 354 months
Highest: 360 months

----------------------------------------------
CUT-OFF LOAN AGE                   PERCENT
----------------------------------------------
= 0                                   4.77%
1 - 3                                31.43
4 - 6                                63.81
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 3.7 months
Lowest: 0 months
Highest: 6 months

----------------------------------------------
GROSS MARGIN                       PERCENT
----------------------------------------------
2.250                               100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
S.D.: 0.000%

----------------------------------------------
INITIAL CAP (ARMs)                 PERCENT
----------------------------------------------
5.000                               100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
S.D.: 0.000%

----------------------------------------------
PERIODIC CAP (ARMs)                PERCENT
----------------------------------------------
2.000                               100.00%
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
S.D.: 0.000%

----------------------------------------------
MAXIMUM RATE (ARMs)                PERCENT
----------------------------------------------
9.750                                 0.40%
9.875                                 1.55
10.000                                2.26
10.125                                8.39
10.250                               10.79
10.375                               18.41
10.500                               13.74
10.625                               11.44
10.750                               12.21
10.875                               10.08
11.000                                7.30
11.125                                1.84
11.250                                1.26
11.750                                0.34
----------------------------------------------
TOTAL:                              100.00%
----------------------------------------------
W.A.: 10.539%
Lowest: 9.750%
Highest: 11.750%
S.D.: 0.313%

----------------------------------------------
CUTOFF ROLLTERM                    PERCENT
----------------------------------------------
52 - 54                               6.81%
----------------------------------------------
55 - 57                              71.68
----------------------------------------------
58 - 60                              21.51
----------------------------------------------
Total:                              100.00%
----------------------------------------------
W.A.: 56.3 months
Lowest: 54 months
Highest: 60 months
S.D.: 1.6 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

GLOBAL STRUCTURED FINANCE

                               BOAMS 2003-A GROUP2
                                    5/1 Arms
                            COLLATERAL SUMMARY REPORT

1. GENERAL POOL CHARACTERISTICS
Pool Size: $581,430,161.52
Loan Count: 1,165
Cut-off Date: 2003-01-01
Avg. Loan Balance: $499,081.68
Avg. Orig. Balance: $499,546.41
W.A. FICO*: 738
W.A. Orig. LTV: 65.56%
W.A. Cut-Off LTV: 65.50%
W.A. Gross Coupon: 5.316%
W.A. Net Coupon: 4.286%
W.A. Servicing Fee: 1.027%
W.A. Orig. Term: 357 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 COLTV: 0.73%
% with PMI: 0.73%
W.A. MI Coverage: 23.80%
W.A. MI Adjusted LTV: 65.34%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 1.96%
--------------------------------------------------------------------------------
* FICO not available for 3 loans, or 0.2% of the aggregate pool balance.
--------------------------------------------------------------------------------

--------------------------------------------------------------
ORIGINAL BALANCE                                      PERCENT
--------------------------------------------------------------
250,001 - 350,000                                        6.96%
350,001 - 450,000                                       32.11
450,001 - 550,000                                       22.15
550,001 - 650,000                                       15.03
650,001 - 750,000                                       10.90
750,001 - 850,000                                        3.58
850,001 - 950,000                                        4.32
950,001 - 1,050,000                                      4.96
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
Average: $499,546.41
Lowest: $322,875.00
Highest: $1,000,000.00
S.D.: $155,622.02

--------------------------------------------------------------
CUT-OFF BALANCE                                       PERCENT
--------------------------------------------------------------
320,001 - 420,000                                       30.36%
420,001 - 520,000                                       25.87
520,001 - 620,000                                       15.06
620,001 - 720,000                                       10.75
720,001 - 820,000                                        7.68
820,001 - 920,000                                        4.68
920,001 - 1,020,000                                      5.60
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
Average: 499,081.68
Lowest: 322,513.20
Highest: 1,000,000.00
S.D.: 155,477.05

--------------------------------------------------------------
LIEN POSITION                                         PERCENT
--------------------------------------------------------------
1                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
COUPON                                                PERCENT
--------------------------------------------------------------
3.750                                                    0.07%
3.875                                                    0.27
4.000                                                    0.15
4.125                                                    0.38
4.250                                                    0.52
4.375                                                    0.41
4.500                                                    0.68
4.625                                                    1.17
4.750                                                    2.32
4.875                                                    4.79
5.000                                                    7.29
5.125                                                    9.33
5.250                                                   16.85
5.375                                                   19.70
5.500                                                   17.87
5.625                                                    7.93
5.750                                                    6.43
5.875                                                    2.89
6.000                                                    0.67
6.250                                                    0.06
6.500                                                    0.23
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 5.316
Lowest: 3.750
Highest: 6.500
S.D.: 0.326

--------------------------------------------------------------
CREDIT SCORE*                                         PERCENT
--------------------------------------------------------------
801 - 825                                                1.72%
776 - 800                                               19.29
751 - 775                                               23.84
726 - 750                                               19.13
701 - 725                                               16.81
676 - 700                                                9.94
651 - 675                                                5.45
626 - 650                                                3.22
601 - 625                                                0.38
= 0                                                      0.22
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 738
Lowest: 618
Highest: 820
S.D.: 56

--------------------------------------------------------------
PMI PROVIDERS                                         PERCENT
--------------------------------------------------------------
NONE                                                    99.27%
RMIC                                                     0.21
PMIC                                                     0.20
UGRIC                                                    0.13
GEMIC                                                    0.12
MGIC                                                     0.07
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PRODUCT TYPE                                          PERCENT
--------------------------------------------------------------
5/25 12 MO LIBOR                                        98.05%
5/10 12 MO LIBOR                                         0.81
5/15 12 MO LIBOR                                         0.46
5/20 12 MO LIBOR                                         0.33
5/5 12 MO LIBOR                                          0.17
5/11 12 MO LIBOR                                         0.12
5/19 12 MO LIBOR                                         0.07
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
INDEX                                                 PERCENT
--------------------------------------------------------------
12 MO LIBOR                                            100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
LOAN PURPOSE                                          PERCENT
--------------------------------------------------------------
R/T REFI                                                62.70%
PURCHASE                                                22.07
C/O REFI                                                15.24
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
LOAN TYPE                                             PERCENT
--------------------------------------------------------------
CONVENTIONAL                                           100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PROPERTY TYPE                                         PERCENT
--------------------------------------------------------------
SFR                                                     65.67%
PUD Detach                                              22.80
Condominium                                              7.74
PUD Attach                                               1.88
2-Family                                                 1.08
3-Family                                                 0.44
Townhouse                                                0.30
Co-Op                                                    0.09
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
OCCUPANCY STATUS                                      PERCENT
--------------------------------------------------------------
Primary                                                 93.96%
Secondary                                                5.41
Investor                                                 0.63
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
DOCUMENTATION                                         PERCENT
--------------------------------------------------------------
Rapid                                                   43.93%
Standard                                                26.99
Reduced                                                 25.44
All Ready Home                                           3.40
Stated                                                   0.24
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
STATE                                                 PERCENT
--------------------------------------------------------------
California                                              70.61%
Illinois                                                 3.71
Florida                                                  2.90
Maryland                                                 2.69
Georgia                                                  2.30
Other                                                   17.79
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
ZIP CODE                                              PERCENT
--------------------------------------------------------------
95014                                                    1.96%
92130                                                    1.62
94583                                                    1.06
94010                                                    0.96
95070                                                    0.96
Other                                                   93.45
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
OLTV                                                  PERCENT
--------------------------------------------------------------
5.1 - 10.0                                               0.09%
10.1 - 15.0                                              0.10
15.1 - 20.0                                              0.88
20.1 - 25.0                                              0.48
25.1 - 30.0                                              1.07
30.1 - 35.0                                              1.37
35.1 - 40.0                                              3.38
40.1 - 45.0                                              4.57
45.1 - 50.0                                              6.51
50.1 - 55.0                                              5.68
55.1 - 60.0                                              5.46
60.1 - 65.0                                              8.97
65.1 - 70.0                                             13.51
70.1 - 75.0                                             14.14
75.1 - 80.0                                             33.08
80.1 - 85.0                                              0.12
85.1 - 90.0                                              0.54
90.1 - 95.0                                              0.07
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 65.56%
Lowest: 9.09%
Highest: 92.14%
S.D.: 14.81%

--------------------------------------------------------------
CUT-OFF LTV                                           PERCENT
--------------------------------------------------------------
5.1 - 10.0                                               0.09%
10.1 - 15.0                                              0.10
15.1 - 20.0                                              0.88
20.1 - 25.0                                              0.53
25.1 - 30.0                                              1.09
30.1 - 35.0                                              1.40
35.1 - 40.0                                              3.27
40.1 - 45.0                                              4.68
45.1 - 50.0                                              6.40
50.1 - 55.0                                              5.68
55.1 - 60.0                                              5.46
60.1 - 65.0                                              9.09
65.1 - 70.0                                             13.46
70.1 - 75.0                                             14.29
75.1 - 80.0                                             32.85
80.1 - 85.0                                              0.12
85.1 - 90.0                                              0.54
90.1 - 95.0                                              0.07
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 65.50%
Lowest: 9.08%
Highest: 92.14%
S.D.: 14.80%

--------------------------------------------------------------
DELINQUENCY*                                          PERCENT
--------------------------------------------------------------
0-29 days                                              100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
* OTS method

--------------------------------------------------------------
TIMES 30 DAYS                                         PERCENT
--------------------------------------------------------------
0                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
CONVERTIBLE FLAG                                      PERCENT
--------------------------------------------------------------
N                                                       99.76%
Y                                                        0.24
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PREPAY FLAG                                           PERCENT
--------------------------------------------------------------
N                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
BUYDOWN AGREEMENT                                     PERCENT
--------------------------------------------------------------
N                                                       99.52%
Y                                                        0.48
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
ORIGINAL TERM                                         PERCENT
--------------------------------------------------------------
120                                                      0.17%
180                                                      0.81
192                                                      0.12
240                                                      0.46
288                                                      0.07
300                                                      0.33
360                                                     98.05
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 357.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------
SCHEDULED REMAINING TERM                              PERCENT
--------------------------------------------------------------
115 - 120                                                0.17%
175 - 180                                                0.81
181 - 228                                                0.12
235 - 240                                                0.46
241 - 288                                                0.07
295 - 300                                                0.33
355 - 360                                               98.05
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 356.5 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------
CUT-OFF LOAN AGE                                      PERCENT
--------------------------------------------------------------
= 0                                                     36.53%
1 - 3                                                   63.41
4 - 6                                                    0.06
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------
GROSS MARGIN                                          PERCENT
--------------------------------------------------------------
2.250                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
S.D.: 0.000%

--------------------------------------------------------------
INITIAL CAP (ARMs)                                    PERCENT
--------------------------------------------------------------
5.000                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
S.D.: 0.000%

--------------------------------------------------------------
PERIODIC CAP (ARMs)                                   PERCENT
--------------------------------------------------------------
2.000                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
S.D.: 0.000%

--------------------------------------------------------------
MAXIMUM RATE (ARMs)                                   PERCENT
--------------------------------------------------------------
8.750                                                    0.07%
8.875                                                    0.27
9.000                                                    0.15
9.125                                                    0.38
9.250                                                    0.52
9.375                                                    0.41
9.500                                                    0.68
9.625                                                    1.17
9.750                                                    2.32
9.875                                                    4.79
10.000                                                   7.29
10.125                                                   9.33
10.250                                                  16.85
10.375                                                  19.70
10.500                                                  17.87
10.625                                                   7.93
10.750                                                   6.43
10.875                                                   2.89
11.000                                                   0.67
11.250                                                   0.06
11.500                                                   0.23
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 10.316%
Lowest: 8.750%
Highest: 11.500%
S.D.: 0.326%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 2

GLOBAL STRUCTURED FINANCE

                               BOAMS 2003-A GROUP2
                                    5/1 Arms
                            COLLATERAL SUMMARY REPORT

--------------------------------------------------------------
CUTOFF ROLLTERM                                       PERCENT
--------------------------------------------------------------
55 - 57                                                  0.32%
58 - 60                                                 99.68
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 59.3 months
Lowest: 56 months
Highest: 60 months
S.D.: 0.5 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 2 of 2

GLOBAL STRUCTURED FINANCE

                              BOAMS 2003-A GROUP 4
                                    7/1 Arms
                            COLLATERAL SUMMARY REPORT

GENERAL POOL CHARACTERISTICS
Pool Size: $64,775,693.94
Loan Count: 135
Cut-off Date: 2003-01-01
Avg. Loan Balance: $479,819.96
Avg. Orig. Balance: $480,448.96
W.A. FICO*: 743
W.A. Orig. LTV: 62.42%
W.A. Cut-Off LTV: 62.33%
W.A. Gross Coupon: 5.707%
W.A. Net Coupon: 4.945%
W.A. Servicing Fee: 0.759%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.58%
% with PMI: 0.58%
W.A. MI Coverage: 30.00%
W.A. MI Adjusted LTV: 62.17%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 2.37%

--------------------------------------------------------------------------------
* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

--------------------------------------------------------------
ORIGINAL BALANCE                                      PERCENT
--------------------------------------------------------------
250,001 - 350,000                                        9.34%
350,001 - 450,000                                       30.89
450,001 - 550,000                                       23.84
550,001 - 650,000                                       20.86
650,001 - 750,000                                       10.60
850,001 - 950,000                                        1.44
950,001 - 1,050,000                                      3.03
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
Average: $480,448.96
Lowest: $323,500.00
Highest: $1,000,000.00
S.D.: $127,939.25

--------------------------------------------------------------
CUT-OFF BALANCE                                       PERCENT
--------------------------------------------------------------
320,001 - 420,000                                       30.75%
420,001 - 520,000                                       27.55
520,001 - 620,000                                       21.68
620,001 - 720,000                                       15.54
920,001 - 1,020,000                                      4.47
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
Average: 479,819.96
Lowest: 323,500.00
Highest: 1,000,000.00
S.D.: 127,988.92

--------------------------------------------------------------
LIEN POSITION                                         PERCENT
--------------------------------------------------------------
0                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
COUPON                                                PERCENT
--------------------------------------------------------------
4.375                                                    0.91%
4.500                                                    0.68
4.750                                                    0.53
4.875                                                    2.65
5.000                                                    1.52
5.125                                                    1.11
5.250                                                    3.51
5.375                                                    4.29
5.500                                                    9.12
5.625                                                   14.06
5.750                                                   18.90
5.875                                                   19.81
6.000                                                   17.37
6.125                                                    1.88
6.250                                                    1.59
6.375                                                    0.62
6.500                                                    0.66
6.625                                                    0.80
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 5.707
Lowest: 4.375
Highest: 6.625
S.D.: 0.351

--------------------------------------------------------------
CREDIT SCORE*                                         PERCENT
--------------------------------------------------------------
801 - 825                                                4.38%
776 - 800                                               16.59
751 - 775                                               31.28
726 - 750                                               19.05
701 - 725                                                9.42
676 - 700                                               12.52
651 - 675                                                3.36
626 - 650                                                3.40
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 743
Lowest: 628
Highest: 812
S.D.: 43

--------------------------------------------------------------
PMI PROVIDERS                                         PERCENT
--------------------------------------------------------------
NONE                                                    99.42%
GEMIC                                                    0.58
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PRODUCT TYPE                                          PERCENT
--------------------------------------------------------------
7/23 12 MO LIBOR                                        98.53%
7/8 12 MO LIBOR                                          0.74
7/18 12 MO LIBOR                                         0.73
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
INDEX                                                 PERCENT
--------------------------------------------------------------
12 MO LIBOR                                            100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
LOAN PURPOSE                                          PERCENT
--------------------------------------------------------------
R/T REFI                                                57.02%
C/O REFI                                                24.95
PURCHASE                                                18.03
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
LOAN TYPE                                             PERCENT
--------------------------------------------------------------
CONVENTIONAL                                           100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PROPERTY TYPE                                         PERCENT
--------------------------------------------------------------
SFR                                                     77.48%
PUD Detach                                              17.97
2-Family                                                 2.14
Condominium                                              1.73
PUD Attach                                               0.68
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
OCCUPANCY STATUS                                      PERCENT
--------------------------------------------------------------
Primary                                                 95.52%
Secondary                                                3.24
Investor                                                 1.23
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
DOCUMENTATION                                         PERCENT
--------------------------------------------------------------
Reduced                                                 43.43%
Standard                                                30.14
Rapid                                                   22.78
All Ready Home                                           3.66
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
STATE                                                 PERCENT
--------------------------------------------------------------
California                                              60.46%
Georgia                                                  5.84
Maryland                                                 4.35
Virginia                                                 3.95
Florida                                                  3.85
Other                                                   21.54
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
ZIP CODE                                              PERCENT
--------------------------------------------------------------
91364                                                    2.37%
94507                                                    2.27
94131                                                    2.16
94404                                                    1.64
30306                                                    1.58
Other                                                   89.98
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
OLTV                                                  PERCENT
--------------------------------------------------------------
20.1 - 25.0                                              1.85%
25.1 - 30.0                                              1.96
30.1 - 35.0                                              1.08
35.1 - 40.0                                              2.58
40.1 - 45.0                                              7.70
45.1 - 50.0                                              5.35
50.1 - 55.0                                              7.46
55.1 - 60.0                                             10.03
60.1 - 65.0                                             10.45
65.1 - 70.0                                             20.87
70.1 - 75.0                                              8.64
75.1 - 80.0                                             20.69
80.1 - 85.0                                              0.76
90.1 - 95.0                                              0.58
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 62.42%
Lowest: 22.82%
Highest: 95.00%
S.D.: 14.84%

--------------------------------------------------------------
CUT-OFF LTV                                           PERCENT
--------------------------------------------------------------
20.1 - 25.0                                              1.85%
25.1 - 30.0                                              1.96
30.1 - 35.0                                              1.08
35.1 - 40.0                                              2.58
40.1 - 45.0                                              8.23
45.1 - 50.0                                              5.35
50.1 - 55.0                                              6.92
55.1 - 60.0                                             10.03
60.1 - 65.0                                             11.05
65.1 - 70.0                                             20.27
70.1 - 75.0                                              9.28
75.1 - 80.0                                             20.80
90.1 - 95.0                                              0.58
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 62.33%
Lowest: 22.80%
Highest: 94.90%
S.D.: 14.79%

--------------------------------------------------------------
DELINQUENCY*                                          PERCENT
--------------------------------------------------------------
0-29 days                                              100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

* OTS method

--------------------------------------------------------------
TIMES 30 DAYS                                         PERCENT
--------------------------------------------------------------
0                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
CONVERTIBLE FLAG                                      PERCENT
--------------------------------------------------------------
N                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PREPAY FLAG                                           PERCENT
--------------------------------------------------------------
N                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
BUYDOWN AGREEMENT                                     PERCENT
--------------------------------------------------------------
N                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
ORIGINAL TERM                                         PERCENT
--------------------------------------------------------------
180                                                      0.74%
300                                                      0.73
360                                                     98.53
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 358.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------
SCHEDULED REMAINING TERM                              PERCENT
--------------------------------------------------------------
175 - 180                                                0.74%
295 - 300                                                0.73
355 - 360                                               98.53
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 357.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------
CUT-OFF LOAN AGE                                      PERCENT
--------------------------------------------------------------
= 0                                                     38.85%
1 - 3                                                   60.39
4 - 6                                                    0.76
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------
GROSS MARGIN                                          PERCENT
--------------------------------------------------------------
2.250                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
S.D.: 0.000%

--------------------------------------------------------------
INITIAL CAP (ARMs)                                    PERCENT
--------------------------------------------------------------
5.000                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%
S.D.: 0.000%

--------------------------------------------------------------
PERIODIC CAP (ARMs)                                   PERCENT
--------------------------------------------------------------
2.000                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
S.D.: 0.000%

--------------------------------------------------------------
MAXIMUM RATE (ARMs)                                   PERCENT
--------------------------------------------------------------
9.375                                                    0.91%
9.500                                                    0.68
9.750                                                    0.53
9.875                                                    2.65
10.000                                                   1.52
10.125                                                   1.11
10.250                                                   3.51
10.375                                                   4.29
10.500                                                   9.12
10.625                                                  14.06
10.750                                                  18.90
10.875                                                  19.81
11.000                                                  17.37
11.125                                                   1.88
11.250                                                   1.59
11.375                                                   0.62
11.500                                                   0.66
11.625                                                   0.80
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 10.707%
Lowest: 9.375%
Highest: 11.625%
S.D.: 0.351%

--------------------------------------------------------------
CUTOFF ROLLTERM                                       PERCENT
--------------------------------------------------------------
79 - 81                                                  0.76%
82 - 84                                                 99.24
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 83.3 months
Lowest: 80 months
Highest: 84 months
S.D.: 0.6 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

GLOBAL STRUCTURED FINANCE

                              BOAMS 2003-A GROUP 1
                                    3/1 Arms
                            COLLATERAL SUMMARY REPORT

GENERAL POOL CHARACTERISTICS
Pool Size: $116,159,931.88
Loan Count: 220
Cut-off Date: 2003-01-01
Avg. Loan Balance: $527,999.69
Avg. Orig. Balance: $530,169.05
W.A. FICO*: 737
W.A. Orig. LTV: 66.74%
W.A. Cut-Off LTV: 66.55%
W.A. Gross Coupon: 4.958%
W.A. Net Coupon: 3.234%
W.A. Servicing Fee: 1.721%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.34%
% with PMI: 0.34%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 66.48%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 2.70%
--------------------------------------------------------------------------------
* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

--------------------------------------------------------------
ORIGINAL BALANCE                                      PERCENT
--------------------------------------------------------------
250,001 - 350,000                                        4.34%
350,001 - 450,000                                       25.27
450,001 - 550,000                                       23.30
550,001 - 650,000                                       17.74
650,001 - 750,000                                       14.33
750,001 - 850,000                                        1.41
850,001 - 950,000                                        5.04
950,001 - 1,050,000                                      8.56
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
Average: $530,169.05
Lowest: $324,000.00
Highest: $1,000,000.00
S.D.: $168,667.48

--------------------------------------------------------------
CUT-OFF BALANCE                                       PERCENT
--------------------------------------------------------------
320,001 - 420,000                                       22.07%
420,001 - 520,000                                       27.08
520,001 - 620,000                                       19.13
620,001 - 720,000                                        8.15
720,001 - 820,000                                        9.65
820,001 - 920,000                                        3.76
920,001 - 1,020,000                                     10.16
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
Average: 527,999.69
Lowest: 323,592.36
Highest: 1,000,000.00
S.D.: 167,139.48

--------------------------------------------------------------
LIEN POSITION                                         PERCENT
--------------------------------------------------------------
1                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
COUPON                                                PERCENT
--------------------------------------------------------------
4.250                                                    0.75%
4.500                                                    1.24
4.625                                                    7.08
4.750                                                   14.54
4.875                                                   34.78
5.000                                                   16.64
5.125                                                    8.02
5.250                                                    6.83
5.375                                                    3.09
5.500                                                    5.65
5.625                                                    0.63
5.750                                                    0.75
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 4.958
Lowest: 4.250
Highest: 5.750
S.D.: 0.240

--------------------------------------------------------------
CREDIT SCORE*                                         PERCENT
--------------------------------------------------------------
801 - 825                                                1.58%
776 - 800                                               20.61
751 - 775                                               24.36
726 - 750                                               14.75
701 - 725                                               17.31
676 - 700                                               11.89
651 - 675                                                6.23
626 - 650                                                2.46
601 - 625                                                0.79
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 737
Lowest: 622
Highest: 814
S.D.: 42

--------------------------------------------------------------
PMI PROVIDERS                                         PERCENT
--------------------------------------------------------------
NONE                                                    99.66%
RMIC                                                     0.34
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PRODUCT TYPE                                          PERCENT
--------------------------------------------------------------
3/27 12 MO LIBOR                                        99.52%
3/12 12 MO LIBOR                                         0.48
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
INDEX                                                 PERCENT
--------------------------------------------------------------
12 MO LIBOR                                            100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
LOAN PURPOSE                                          PERCENT
--------------------------------------------------------------
R/T REFI                                                53.34%
PURCHASE                                                32.04
C/O REFI                                                14.61
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
LOAN TYPE                                             PERCENT
--------------------------------------------------------------
CONVENTIONAL                                           100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PROPERTY TYPE                                         PERCENT
--------------------------------------------------------------
SFR                                                     66.25%
PUD Detach                                              22.42
Condominium                                              8.55
PUD Attach                                               1.90
2-Family                                                 0.88
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
OCCUPANCY STATUS                                      PERCENT
--------------------------------------------------------------
Primary                                                 90.50%
Secondary                                                8.78
Investor                                                 0.72
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
DOCUMENTATION                                         PERCENT
--------------------------------------------------------------
Rapid                                                   47.26%
Standard                                                27.93
Reduced                                                 22.22
All Ready Home                                           2.59
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
STATE                                                 PERCENT
--------------------------------------------------------------
California                                              65.52%
Illinois                                                 4.74
Florida                                                  3.78
Colorado                                                 3.55
North Carolina                                           2.81
Other                                                   19.61
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
ZIP CODE                                              PERCENT
--------------------------------------------------------------
92651                                                    2.70%
94022                                                    2.28
92130                                                    1.68
95014                                                    1.65
94087                                                    1.39
Other                                                   90.31
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
OLTV                                                  PERCENT
--------------------------------------------------------------
10.1 - 15.0                                              0.45%
25.1 - 30.0                                              1.08
30.1 - 35.0                                              2.13
35.1 - 40.0                                              3.31
40.1 - 45.0                                              2.97
45.1 - 50.0                                              6.51
50.1 - 55.0                                              1.86
55.1 - 60.0                                              8.19
60.1 - 65.0                                             10.51
65.1 - 70.0                                             10.37
70.1 - 75.0                                             18.02
75.1 - 80.0                                             34.27
85.1 - 90.0                                              0.34
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 66.74%
Lowest: 13.32%
Highest: 90.00%
S.D.: 13.74%

--------------------------------------------------------------
CUT-OFF LTV                                           PERCENT
--------------------------------------------------------------
10.1 - 15.0                                              0.45%
25.1 - 30.0                                              0.56
30.1 - 35.0                                              2.65
35.1 - 40.0                                              3.31
40.1 - 45.0                                              3.37
45.1 - 50.0                                              6.51
50.1 - 55.0                                              1.86
55.1 - 60.0                                              8.19
60.1 - 65.0                                             10.51
65.1 - 70.0                                             10.37
70.1 - 75.0                                             17.62
75.1 - 80.0                                             34.27
85.1 - 90.0                                              0.34
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 66.55%
Lowest: 13.30%
Highest: 90.00%
S.D.: 13.85%

--------------------------------------------------------------
DELINQUENCY*                                          PERCENT
--------------------------------------------------------------
0-29 days                                              100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
* OTS method

--------------------------------------------------------------
TIMES 30 DAYS                                         PERCENT
--------------------------------------------------------------
0                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
CONVERTIBLE FLAG                                      PERCENT
--------------------------------------------------------------
N                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
PREPAY FLAG                                           PERCENT
--------------------------------------------------------------
N                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
BUYDOWN AGREEMENT                                     PERCENT
--------------------------------------------------------------
N                                                      100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

--------------------------------------------------------------
ORIGINAL TERM                                         PERCENT
--------------------------------------------------------------
180                                                      0.48%
360                                                     99.52
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 359.1 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------
SCHEDULED REMAINING TERM                              PERCENT
--------------------------------------------------------------
175 - 180                                                0.48%
355 - 360                                               99.52
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------

W.A.: 358.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------
CUT-OFF LOAN AGE                                      PERCENT
--------------------------------------------------------------
= 0                                                     46.45%
1 - 3                                                   53.55
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 0.5 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------
GROSS MARGIN                                          PERCENT
--------------------------------------------------------------
2.250                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%
S.D.: 0.000%

--------------------------------------------------------------
INITIAL CAP (ARMs)                                    PERCENT
--------------------------------------------------------------
2.000                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
S.D.: 0.000%

--------------------------------------------------------------
PERIODIC CAP (ARMs)                                   PERCENT
--------------------------------------------------------------
2.000                                                  100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%
S.D.: 0.000%

--------------------------------------------------------------
MAXIMUM RATE (ARMs)                                   PERCENT
--------------------------------------------------------------
10.250                                                   0.75%
10.500                                                   1.24
10.625                                                   7.08
10.750                                                  14.54
10.875                                                  34.78
11.000                                                  16.64
11.125                                                   8.02
11.250                                                   6.83
11.375                                                   3.09
11.500                                                   5.65
11.625                                                   0.63
11.750                                                   0.75
--------------------------------------------------------------
TOTAL:                                                 100.00%
==============================================================
W.A.: 10.958%
Lowest: 10.250%
Highest: 11.750%
S.D.: 0.240%

--------------------------------------------------------------
CUTOFF ROLLTERM                                       PERCENT
--------------------------------------------------------------
34 - 36                                                100.00%
--------------------------------------------------------------
TOTAL:                                                 100.00%
--------------------------------------------------------------
W.A.: 35.5 months
Lowest: 34 months
Highest: 36 months
S.D.: 0.5 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Banc of America Securities [LOGO]

                         BOAMS 2003-A Group 2 (5/1 ARMS)
                             Zip Code Concentration

    ----------------------------------------------------------------------------
                                         Aggregate                 Percent
                                          Current                  of Loans
                                         Principal               by Principal
    Zip Code Concentration                Balance                  Balance
    ----------------------------------------------------------------------------
    95014                              $ 11,403,998                  1.96%
    ----------------------------------------------------------------------------
    92130                                 9,406,057                  1.62
    ----------------------------------------------------------------------------
    94583                                 6,160,308                  1.06
    ----------------------------------------------------------------------------
    94010                                 5,565,742                  0.96
    ----------------------------------------------------------------------------
    95070                                 5,558,874                  0.96
    ----------------------------------------------------------------------------
    94070                                 5,351,274                  0.92
    ----------------------------------------------------------------------------
    94539                                 5,350,167                  0.92
    ----------------------------------------------------------------------------
    94550                                 5,110,139                  0.88
    ----------------------------------------------------------------------------
    95120                                 4,672,272                  0.80
    ----------------------------------------------------------------------------
    94506                                 4,241,812                  0.73
    ----------------------------------------------------------------------------
    92677                                 4,000,758                  0.69
    ----------------------------------------------------------------------------
    95032                                 3,960,669                  0.68
    ----------------------------------------------------------------------------
    94024                                 3,943,779                  0.68
    ----------------------------------------------------------------------------
    94065                                 3,791,725                  0.65
    ----------------------------------------------------------------------------
    94107                                 3,761,782                  0.65
    ----------------------------------------------------------------------------
    92131                                 3,656,421                  0.63
    ----------------------------------------------------------------------------
    95020                                 3,592,336                  0.62
    ----------------------------------------------------------------------------
    92009                                 3,498,771                  0.60
    ----------------------------------------------------------------------------
    95008                                 3,392,656                  0.58
    ----------------------------------------------------------------------------
    92651                                 3,278,079                  0.56
    ----------------------------------------------------------------------------
    95054                                 3,254,886                  0.56
    ----------------------------------------------------------------------------
    94062                                 3,191,792                  0.55
    ----------------------------------------------------------------------------
    94117                                 3,185,338                  0.55
    ----------------------------------------------------------------------------
    95125                                 3,168,642                  0.54
    ----------------------------------------------------------------------------
    94022                                 3,127,876                  0.54
    ----------------------------------------------------------------------------
    94901                                 3,066,912                  0.53
    ----------------------------------------------------------------------------
    94558                                 2,962,654                  0.51
    ----------------------------------------------------------------------------
    Other                               459,774,444                 79.08
    ----------------------------------------------------------------------------
    Total:                             $581,430,162                100.00%
    ----------------------------------------------------------------------------


--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

                                                       Global Structured Finance

                                                          BoAMS 2003-A Group2
                                                               5/1 Arms

--------------------------------------------------------------------------------

1. Original Balance

   ---------------------------------------------------------------------------------------------------------------------------------
                            Number    Aggregate        Percent     Average                                  W.A.      W.A.
                             of        Current        of Loans    Original       W.A.    W.A.    W.A.     Original Remaining   W.A.
                           Mortgage   Principal     by Principal  Principal     Gross    FICO  Original    Term to  Term to    Loan
   Original Balance         Loans      Balance         Balance     Balance      Coupon   Score   LTV      Maturity  Maturity   Age
   ---------------------------------------------------------------------------------------------------------------------------------
   250,001 - 350,000          120    $ 40,485,825       6.96%      $337,648     5.360%    736    67.17%      356      355      1
   ---------------------------------------------------------------------------------------------------------------------------------
   350,001 - 450,000          468     186,684,850      32.11        399,209     5.324     737    67.36       357      357      1
   ---------------------------------------------------------------------------------------------------------------------------------
   450,001 - 550,000          260     128,772,472      22.15        495,870     5.302     739    65.71       359      358      1
   ---------------------------------------------------------------------------------------------------------------------------------
   550,001 - 650,000          145      87,417,152      15.03        603,478     5.324     741    65.43       355      355      1
   ---------------------------------------------------------------------------------------------------------------------------------
   650,001 - 750,000           89      63,359,150       10.9        712,500     5.336     737    67.81       356      355      1
   ---------------------------------------------------------------------------------------------------------------------------------
   750,001 - 850,000           26      20,790,270       3.58        800,277     5.199     743    62.72       353      352      1
   ---------------------------------------------------------------------------------------------------------------------------------
   850,001 - 950,000           28      25,101,949       4.32        897,445     5.224     736    62.79       360      359      1
   ---------------------------------------------------------------------------------------------------------------------------------
   950,001 - 1,050,000         29      28,818,493       4.96        994,668     5.366     734    50.83       360      359      1
   ---------------------------------------------------------------------------------------------------------------------------------
   Total:                   1,165    $581,430,162     100.00%      $499,546     5.316%    738    65.56%      357      356      1
   ---------------------------------------------------------------------------------------------------------------------------------

Average: $499,546.41
Lowest: $322,875.00
Highest: $1,000,000.00
S.D.: $155,622.02


-------------------------------------------------------------------------------

2. Gross Coupon

   ---------------------------------------------------------------------------------------------------------------------------------
                         Number       Aggregate    Percent        Average                               W.A.       W.A.
                          of           Current     of Loans      Original     W.A.   W.A.     W.A.    Original   Remaining  W.A.
                        Mortgage      Principal  by Principal    Principal   Gross   FICO   Original   Term to    Term to   Loan
   Gross Coupon          Loans         Balance     Balance        Balance    Coupon  Score    LTV     Maturity    Maturity  Age
   ---------------------------------------------------------------------------------------------------------------------------------
   3.750                    1        $   384,273      0.07%      $384,853     3.750%  691    80.00%      360        359       1
   ---------------------------------------------------------------------------------------------------------------------------------
   3.875                    2          1,572,680      0.27        787,500     3.875   765    72.50       360        359       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.000                    1            898,703      0.15        900,000     4.000   737    75.00       360        359       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.125                    5          2,204,010      0.38        441,424     4.125   726    73.55       360        359       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.250                    7          3,052,356      0.52        436,464     4.250   727    66.24       360        359       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.375                    6          2,370,787      0.41        395,488     4.375   753    72.91       360        359       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.500                    9          3,933,382      0.68        437,623     4.500   738    57.41       334        333       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.625                   13          6,814,316      1.17        524,588     4.625   748    67.39       334        334       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.750                   27         13,468,403      2.32        499,308     4.750   741    65.86       355        355       1
   ---------------------------------------------------------------------------------------------------------------------------------
   4.875                   54         27,826,463      4.79        515,975     4.875   741    65.45       352        351       1
   ---------------------------------------------------------------------------------------------------------------------------------
   5.000                   83         42,388,475      7.29        511,106     5.000   744    65.57       357        357       1
   ---------------------------------------------------------------------------------------------------------------------------------
   5.125                  103         54,232,897      9.33        527,103     5.125   744    61.76       358        357       1
   ---------------------------------------------------------------------------------------------------------------------------------
   5.250                  197         97,956,797     16.85        497,641     5.250   743    65.88       359        359       1
   ---------------------------------------------------------------------------------------------------------------------------------

3. Credit Score

    --------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate       Percent      Average                                  W.A.         W.A.
                        of         Current       of Loans     Original    W.A.     W.A.      W.A.     Original     Remaining   W.A.
                     Mortgage     Principal    by Principal   Principal   Gross    FICO    Original    Term to      Term to    Loan
    Credit Score      Loans        Balance        Balance      Balance   Coupon    Score     LTV      Maturity     Maturity     Age
    --------------------------------------------------------------------------------------------------------------------------------
    800 - 824            23     $ 11,277,468        1.94%     $490,651    5.207%    806     54.20%       360          359        1
    --------------------------------------------------------------------------------------------------------------------------------
    775 - 799           231      116,828,372       20.09       506,407    5.303     785     61.93        358          357        1
    --------------------------------------------------------------------------------------------------------------------------------
    750 - 774           273      137,068,891       23.57       502,512    5.263     762     64.10        357          356        1
    --------------------------------------------------------------------------------------------------------------------------------
    725 - 749           226      110,327,858       18.98       488,620    5.326     737     67.18        357          356        1
    --------------------------------------------------------------------------------------------------------------------------------
    700 - 724           191       97,025,545       16.69       508,374     5.35     713     68.37        358          357        1
    --------------------------------------------------------------------------------------------------------------------------------
    675 - 699           116       57,255,273        9.85       494,018    5.355     689     67.93        356          355        1
    --------------------------------------------------------------------------------------------------------------------------------
    650 - 674            65       30,720,477        5.28       473,003    5.389     662     69.93        356          356        1
    --------------------------------------------------------------------------------------------------------------------------------
    625 - 649            32       17,445,308        3.00       545,588    5.383     639     66.86        358          358        1
    --------------------------------------------------------------------------------------------------------------------------------
    600 - 624             5        2,204,997        0.38       441,200    5.581     622     60.72        360          360        0
    --------------------------------------------------------------------------------------------------------------------------------
    Unknown Score         3        1,275,972        0.22       425,673    5.003       0     79.45        360          359        1
    --------------------------------------------------------------------------------------------------------------------------------
    Total:            1,165     $581,430,162      100.00%     $499,546    5.316%    738     65.56%       357          356        1
    --------------------------------------------------------------------------------------------------------------------------------

W.A.: 738
Lowest: 618
Highest: 820
S.D.: 56

4. Index

    -----------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average                                  W.A.        W.A.
                      of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   Principal   Gross     FICO   Original    Term to    Term to     Loan
    Index           Loans        Balance        Balance      Balance    Coupon   Score     LTV      Maturity   Maturity      Age
    -----------------------------------------------------------------------------------------------------------------------------
    12 MO LIBOR     1,165      $581,430,162     100.00%     $499,546    5.316%    738     65.56%       357        356         1
    -----------------------------------------------------------------------------------------------------------------------------
    Total:          1,165      $581,430,162     100.00%     $499,546    5.316%    738     65.56%       357        356         1
    -----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

5. Loan Purpose

    -------------------------------------------------------------------------------------------------------------------------------
                     Number      Aggregate       Percent      Average                                   W.A.        W.A.
                       of         Current       of Loans     Original     W.A.     W.A.      W.A.      Original    Remaining  W.A.
                    Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to      Term to    Loan
    Loan Purpose      Loans       Balance        Balance      Balance    Coupon   Score      LTV      Maturity    Maturity     Age
    -------------------------------------------------------------------------------------------------------------------------------
    R/T REFI           712     $364,547,007       62.70%     $512,546    5.334%    738      62.51%       356         355        1
    -------------------------------------------------------------------------------------------------------------------------------
    PURCHASE           258      128,299,649       22.07       497,647    5.231     741      76.76        360         359        1
    -------------------------------------------------------------------------------------------------------------------------------
    C/O REFI           195       88,583,505       15.24       454,593    5.365     734       61.9        359         359        1
    -------------------------------------------------------------------------------------------------------------------------------
    Total:           1,165     $581,430,162      100.00%     $499,546    5.316%    738      65.56%       357         356        1
    --------------------------------------------------------------------------------------------------------------------------------

6. Property Type

    --------------------------------------------------------------------------------------------------------------------------------
                      Number   Aggregate        Percent     Average                                      W.A.       W.A.
                       of       Current        of Loans    Original      W.A.      W.A.     W.A.       Original  Remaining    W.A.
                     Mortgage  Principal     by Principal  Principal    Gross      FICO   Original     Term to    Term to     Loan
    Property Type     Loans     Balance         Balance     Balance     Coupon    Score     LTV        Maturity   Maturity     Age
    --------------------------------------------------------------------------------------------------------------------------------
    2-Family            12   $  6,271,696       1.08%      $522,875      5.401     742      69.43%        360        360        0
    --------------------------------------------------------------------------------------------------------------------------------
    3-Family             4      2,561,452       0.44        640,723      5.521     738      62.32         360        359        1
    --------------------------------------------------------------------------------------------------------------------------------
    Condominium        103     45,017,986       7.74        437,849      5.356     733      72.79         360        359        1
    --------------------------------------------------------------------------------------------------------------------------------
    Co-Op                1        500,000       0.09        500,000      5.375     799      66.53         360        360        0
    --------------------------------------------------------------------------------------------------------------------------------
    PUD Attach          24     10,907,138       1.88        454,750      5.420     743      75.32         360        359        1
    --------------------------------------------------------------------------------------------------------------------------------
    PUD Detach         263    132,580,860      22.80        504,548      5.282     736      65.15         356        355        1
    --------------------------------------------------------------------------------------------------------------------------------
    SFR                755    381,845,205      65.67        506,197      5.317     739      64.57         357        356        1
    --------------------------------------------------------------------------------------------------------------------------------
    Townhouse            3      1,745,824       0.30        582,333      5.435     724      56.08         360        359        1
    --------------------------------------------------------------------------------------------------------------------------------
    Total:           1,165   $581,430,162     100.00%      $499,546      5.316     738      65.56%        357        356        1
    --------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

  ---------------------------------------------------------------------------------------------------------------------------------
                     Number     Aggregate      Percent     Average                                     W.A.        W.A.
                       of        Current      of Loans     Original    W.A.      W.A.        W.A.    Original   Remaining    W.A.
                    Mortgage    Principal   by Principal  Principal    Gross     FICO      Original  Term to     Term to     Loan
  Occupancy Status   Loans       Balance       Balance     Balance    Coupon    Score        LTV     Maturity    Maturity     Age
  ---------------------------------------------------------------------------------------------------------------------------------
  Primary            1,100    $546,328,073      93.96%     $497,129    5.312%    737         65.81%     357         356        1
  ---------------------------------------------------------------------------------------------------------------------------------
  Secondary             56      31,466,679       5.41       562,347    5.350     748         61.54      357         356        1
  ---------------------------------------------------------------------------------------------------------------------------------
  Investor               9       3,635,410       0.63       404,200    5.606     733         62.96      360         359        1
  ---------------------------------------------------------------------------------------------------------------------------------
  Total:             1,165    $581,430,162     100.00%     $499,546    5.316%    738         65.56%     357         356        1
  ---------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

  ----------------------------------------------------------------------------------------------------------------------------------
                              Number     Aggregate       Percent    Average                                  W.A.      W.A.
                                of        Current       of Loans    Original      W.A.    W.A.     W.A.    Original  Remaining  W.A.
                             Mortgage    Principal    by Principal Principal     Gross    FICO   Original  Term to    Term to   Loan
  Geographic Distribution      Loans      Balance        Balance    Balance      Coupon   Score    LTV     Maturity  Maturity   Age
  ----------------------------------------------------------------------------------------------------------------------------------
  California                    828     $410,556,144      70.61%    $496,312     5.342%    738     65.57%     358       357      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Illinois                       39       21,597,026       3.71      554,381     5.130     749     63.25      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Florida                        35       16,867,682       2.90      482,486     5.274     747     63.06      354       353      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Maryland                       32       15,626,972       2.69      488,707     5.319     739     65.45      353       353      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Georgia                        27       13,364,284       2.30      495,535     5.146     724     66.64      349       348      1
  ----------------------------------------------------------------------------------------------------------------------------------
  South Carolina                 24       10,866,568       1.87      453,001     5.221     718     69.14      352       352      0
  ----------------------------------------------------------------------------------------------------------------------------------
  Massachusetts                  16        9,577,680       1.65      598,953     5.204     746     61.09      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Virginia                       20        9,097,501       1.56      455,564     5.334     734     60.96      347       346      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Texas                          18        8,818,249       1.52      490,488     5.171     734     71.03      353       352      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Nevada                         14        8,583,162       1.48      613,424     5.513     740     68.83      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Arizona                        13        8,191,589       1.41      630,582     5.272     728     65.87      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  North Carolina                 15        7,941,950       1.37      529,772     5.424     748     64.64      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Washington                     17        7,666,138       1.32      451,365     5.257     726     73.23      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Colorado                       12        6,681,242       1.15      557,244     5.250     743     67.53      351       350      1
  ----------------------------------------------------------------------------------------------------------------------------------
  District of Columbia           11        4,913,116       0.85      446,986     5.226     740     66.79      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Tennessee                       7        3,111,384       0.54      444,703     5.086     726     67.73      360       360      0
  ----------------------------------------------------------------------------------------------------------------------------------
  Missouri                        5        2,328,438       0.40      465,760     5.380     709     63.60      334       334      0
  ----------------------------------------------------------------------------------------------------------------------------------
  New Mexico                      3        1,751,000       0.30      583,667     5.426     761     67.54      345       345      0
  ----------------------------------------------------------------------------------------------------------------------------------
  Minnesota                       3        1,582,374       0.27      527,628     5.289     726     72.00      360       360      0
  ----------------------------------------------------------------------------------------------------------------------------------
  Michigan                        3        1,287,540       0.22      430,006     5.073     717     69.21      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Other                          23       11,020,120       1.90      479,520     5.288     727     61.15      360       359      1
  ----------------------------------------------------------------------------------------------------------------------------------
  Total:                      1,165     $581,430,162     100.00%    $499,546     5.316%    738     65.56%     357       356      1
  ----------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

   ----------------------------------------------------------------------------------------------------------------------
                         Number   Aggregate      Percent     Average                            W.A.      W.A.
                           of      Current      of Loans     Original    W.A.  W.A.    W.A.   Original Remaining  W.A.
                        Mortgage  Principal   by Principal  Principal  Gross   FICO  Original  Term to  Term to   Loan
   County Distribution   Loans     Balance       Balance     Balance   Coupon  Score    LTV   Maturity  Maturity  Age
   ----------------------------------------------------------------------------------------------------------------------
   SANTA CLARA             175    $ 87,534,839     15.06%   $ 500,886   5.344%  742      67.53%    359     358       1
   ----------------------------------------------------------------------------------------------------------------------
   LOS ANGELES             115      59,414,865     10.22      517,095   5.313   744      63.92     357     356       1
   ----------------------------------------------------------------------------------------------------------------------
   ORANGE                   76      38,389,132      6.60      505,559   5.347   739      63.47     353     352       1
   ----------------------------------------------------------------------------------------------------------------------
   SAN MATEO                75      37,870,095      6.51      505,360   5.392   743      63.09     359     358       1
   ----------------------------------------------------------------------------------------------------------------------
   SAN DIEGO                75      37,134,608      6.39      495,623   5.286   730      65.85     358     358       1
   ----------------------------------------------------------------------------------------------------------------------
   ALAMEDA                  70      32,628,689      5.61      466,508   5.291   738      69.11     356     355       1
   ----------------------------------------------------------------------------------------------------------------------
   SAN FRANCISCO            57      27,261,960      4.69      478,609   5.410   739      69.92     360     359       1
   ----------------------------------------------------------------------------------------------------------------------
   CONTRA COSTA             39      19,362,002      3.33      496,838   5.235   722      67.80     360     359       1
   ----------------------------------------------------------------------------------------------------------------------
   MARIN                    23      12,044,586      2.07      524,035   5.434   718      61.32     360     359       1
   ----------------------------------------------------------------------------------------------------------------------
   SONOMA                   21       9,848,032      1.69      469,267   5.415   746      65.30     360     359       1
   ----------------------------------------------------------------------------------------------------------------------
   Other                   439     219,941,352     37.83      501,444   5.281   736      64.93     356     356       1
   ----------------------------------------------------------------------------------------------------------------------
   Total:                1,165    $581,430,162    100.00%   $ 499,546   5.316%  738      65.56%    357     356       1
   ----------------------------------------------------------------------------------------------------------------------


10. Original LTV

   --------------------------------------------------------------------------------------------------------------------
                   Number   Aggregate      Percent     Average                               W.A.      W.A.
                     of      Current       of Loans    Original   W.A.      W.A.    W.A.   Original Remaining    W.A.
                  Mortgage  Principal    by Principal Principal  Gross      FICO  Original  Term to  Term to     Loan
    Original LTV   Loans     Balance       Balance     Balance   Coupon     Score   LTV    Maturity  Maturity     Age
    -------------------------------------------------------------------------------------------------------------------
    5.01 - 10.00       1   $    499,490     0.09%     $  500,000     5.875%  775    9.09%    360      359          1
    -------------------------------------------------------------------------------------------------------------------
    10.01 - 15.00      1        582,283     0.10         583,000     4.875   723   11.32     360      359          1
    -------------------------------------------------------------------------------------------------------------------
    15.01 - 20.00      8      5,123,156     0.88         641,094     5.518   775   17.13     360      359          1
    -------------------------------------------------------------------------------------------------------------------
    20.01 - 25.00      5      2,770,149     0.48         554,622     5.212   742   22.44     323      323          0
    -------------------------------------------------------------------------------------------------------------------
    25.01 - 30.00     12      6,222,077     1.07         519,013     5.313   739   27.81     360      359          1
    -------------------------------------------------------------------------------------------------------------------
    30.01 - 35.00     16      7,984,222     1.37         499,819     5.236   765   32.91     352      352          1
    -------------------------------------------------------------------------------------------------------------------
    35.01 - 40.00     36     19,628,507     3.38         545,621     5.351   758   37.76     354      354          1
    -------------------------------------------------------------------------------------------------------------------
    40.01 - 45.00     50     26,582,478     4.57         532,086     5.358   746   42.78     348      348          1
    -------------------------------------------------------------------------------------------------------------------
    45.01 - 50.00     72     37,827,271     6.51         525,964     5.288   743   48.30     354      354          1
    -------------------------------------------------------------------------------------------------------------------
    50.01 - 55.00     66     33,009,755     5.68         500,682     5.294   753   52.37     356      355          1
    -------------------------------------------------------------------------------------------------------------------
    55.01 - 60.00     64     31,760,132     5.46         496,653     5.266   747   57.94     360      359          1
    -------------------------------------------------------------------------------------------------------------------
    60.01 - 65.00     99     52,128,835     8.97         527,009     5.307   735   62.64     357      356          1
    -------------------------------------------------------------------------------------------------------------------
    65.01 - 70.00    155     78,571,846    13.51         507,381     5.327   735   67.98     358      357          1
    -------------------------------------------------------------------------------------------------------------------
    70.01 - 75.00    158     82,204,897    14.14         520,674     5.306   731   73.30     357      356          1
    -------------------------------------------------------------------------------------------------------------------
    75.01 - 80.00    412    192,313,810    33.08         467,246     5.326   732   79.23     359      359          1
    -------------------------------------------------------------------------------------------------------------------
    80.01 - 85.00      2        687,627     0.12         344,000     5.569   743   84.63     360      360          0
    -------------------------------------------------------------------------------------------------------------------
    85.01 - 90.00      7      3,146,625     0.54         449,960     5.212   744   89.48     360      359          1
    -------------------------------------------------------------------------------------------------------------------
    90.01 - 95.00      1        387,000     0.07         387,000     6.000   704   92.14     360      360          0
    -------------------------------------------------------------------------------------------------------------------
    Total:         1,165   $581,430,162   100.00%     $  499,546     5.316%  738   65.56%    357      356          1
    -------------------------------------------------------------------------------------------------------------------

W.A.: 65.56%
Lowest: 9.09%
Highest: 92.14%
S.D.: 14.81%

11. Original Term

    --------------------------------------------------------------------------------------------------------------------------------
                      Number     Aggregate      Percent      Average                                   W.A.         W.A.
                        of        Current      of Loans     Original     W.A.     W.A.      W.A.     Original    Remaining     W.A.
                     Mortgage    Principal   by Principal   Principal    Gross    FICO    Original    Term to     Term to      Loan
    Original Term      Loans      Balance       Balance      Balance    Coupon    Score      LTV     Maturity     Maturity      Age
    --------------------------------------------------------------------------------------------------------------------------------
    120                    2   $    964,344        0.17%    $484,144     4.875%     731      58.10%     120          119         1
    --------------------------------------------------------------------------------------------------------------------------------
    180                   10      4,684,127        0.81      469,741     5.103      739      45.92      180          179         1
    --------------------------------------------------------------------------------------------------------------------------------
    192                    1        689,744        0.12      692,000     5.500      732      72.84      192          191         1
    --------------------------------------------------------------------------------------------------------------------------------
    240                    5      2,659,360        0.46      533,066     5.244      735      60.60      240          239         1
    --------------------------------------------------------------------------------------------------------------------------------
    288                    1        421,816        0.07      422,500     5.750      643      67.60      288          287         1
    --------------------------------------------------------------------------------------------------------------------------------
    300                    5      1,921,027        0.33      384,680     5.405      771      66.38      300          299         1
    --------------------------------------------------------------------------------------------------------------------------------
    360                1,141    570,089,742       98.05      500,090     5.318      738      65.74      360          359         1
    --------------------------------------------------------------------------------------------------------------------------------
    Total:             1,165   $581,430,162      100.00%    $499,546     5.316%     738      65.56%     357          356         1
    --------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.2 months
Lowest: 120 months
Highest: 360 months
S.D.: 21.8 months
12. Documentation

    --------------------------------------------------------------------------------------------------------------------------------
                      Number     Aggregate     Percent       Average                                   W.A.         W.A.
                        of        Current      of Loans     Original     W.A.     W.A.      W.A.     Original     Remaining    W.A.
                     Mortgage    Principal   by Principal   Principal   Gross     FICO    Original   Term to       Term to     Loan
    Documentation     Loans       Balance      Balance       Balance    Coupon    Score      LTV     Maturity     Maturity     Age
    --------------------------------------------------------------------------------------------------------------------------------
    All Ready Home       35    $ 19,782,463       3.40%     $565,832     5.428      719     58.94%      356           355        1
    --------------------------------------------------------------------------------------------------------------------------------
    Rapid               487     255,410,908      43.93       524,873     5.256      750     66.44       359           358        1
    --------------------------------------------------------------------------------------------------------------------------------
    Reduced             323     147,912,961      25.44       458,484     5.343      753     62.29       354           353        1
    --------------------------------------------------------------------------------------------------------------------------------
    Standard            318     156,933,308      26.99       493,936     5.373      706     68.10       357           357        1
    --------------------------------------------------------------------------------------------------------------------------------
    Stated                2       1,390,522       0.24       696,000     5.660      717     58.45       360           359        1
    --------------------------------------------------------------------------------------------------------------------------------
    Total:            1,165    $581,430,162     100.00%     $499,546     5.316      738     65.56%      357           356        1
    --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 13. Zip Code Concentration

    --------------------------------------------------------------------------------------------------------------------------------
                            Number     Aggregate      Percent     Average                                   W.A.      W.A.
                              of        Current      of Loans    Original     W.A.     W.A.      W.A.     Original  Remaining  W.A.
                           Mortgage    Principal   by Principal  Principal   Gross     FICO    Original   Term to    Term to   Loan
    Zip Code Concentration   Loans      Balance       Balance     Balance    Coupon    Score      LTV     Maturity   Maturity   Age
    --------------------------------------------------------------------------------------------------------------------------------
    95014                     19     $ 11,403,998      1.96%     $600,608     5.294     751      64.84%      360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    92130                     19        9,406,057      1.62       495,735     5.206     740      64.46       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94583                     12        6,160,308      1.06       513,804     5.260     731      68.82       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94010                      9        5,565,742      0.96       619,000     5.378     753      49.24       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    95070                     10        5,558,874      0.96       556,200     5.360     739      50.64       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94070                      9        5,351,274      0.92       595,111     5.446     727      69.48       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94539                      9        5,350,167      0.92       594,961     5.360     739      63.41       333        332      1
    --------------------------------------------------------------------------------------------------------------------------------
    94550                     12        5,110,139      0.88       426,167     5.381     734      69.58       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    95120                     10        4,672,272      0.80       467,640     5.268     764      62.96       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94506                      7        4,241,812      0.73       606,345     5.333     712      59.01       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    92677                      9        4,000,758      0.69       445,078     5.101     723      70.87       342        341      1
    --------------------------------------------------------------------------------------------------------------------------------
    95032                      8        3,960,669      0.68       495,520     5.448     754      56.83       353        352      1
    --------------------------------------------------------------------------------------------------------------------------------
    94024                      6        3,943,779      0.68       657,667     5.325     763      45.52       360        360      0
    --------------------------------------------------------------------------------------------------------------------------------
    94065                      8        3,791,725      0.65       474,460     5.268     757      74.71       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94107                      8        3,761,782      0.65       470,551     5.391     748      65.58       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    92131                      7        3,656,421      0.63       522,929     5.212     730      67.05       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    95020                      7        3,592,336      0.62       513,643     5.474     739      72.10       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    92009                      7        3,498,771      0.60       500,105     5.268     749      66.66       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    95008                      8        3,392,656      0.58       424,506     5.343     732      72.43       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    92651                      5        3,278,079      0.56       656,169     5.645     731      55.01       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    95054                      8        3,254,886      0.56       407,219     5.086     708      80.00       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94062                      4        3,191,792      0.55       798,813     5.559     707      52.96       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94117                      6        3,185,338      0.55       531,200     5.598     724      65.07       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    95125                      6        3,168,642      0.54       528,613     5.531     741      67.39       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94022                      5        3,127,876      0.54       626,200     5.097     751      53.36       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94901                      7        3,066,912      0.53       438,487     5.416     739      67.04       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
    94558                      5        2,962,654      0.51       593,400     5.214     692      46.64       360        359      1
    --------------------------------------------------------------------------------------------------------------------------------
                             935      459,774,444     79.08       492,201     5.312     738      66.20       357        356      1
    --------------------------------------------------------------------------------------------------------------------------------
                           1,165     $581,430,162    100.00%     $499,546     5.316     738      65.56%      357        356      1
    --------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Banc of America Securities LLC


________________________________________________________________________________

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